SEC File Nos.
811-1880
2-33371
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 47  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 28   (X)

                        THE INCOME FUND OF AMERICA, INC.
               (Exact name of registrant as specified in charter)

    P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
               (Address of principal executive offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                               Patrick F. Quan
                                 Secretary
                      The Income Fund of America, Inc.
                  P.O. Box 7650, One Market, Steuart Tower
                        San Francisco, California 94120
                    (Name and address of agent for service)

                                   Copy to:
                           Robert E. Carlson, Esq.
                   Paul, Hastings, Janofsky & Walker, LLP
                           555 South Flower Street
                        Los Angeles, California 90071

                  The Registrant has filed a declaration
                         pursuant to Rule 24f-2.  On
                   September 17, 1996, it filed its 24f-2
                           Notice for fiscal 1996.

                 Approximate date of proposed public offering:
                  [X] It is proposed that this filing will
                    become effective on December 1, 1996
                    pursuant to paragraph (b) of Rule 485.

                        THE INCOME FUND OF AMERICA, INC.
                             Cross Reference Sheet

                                                             Captions in

Item Number                                                  Prospectus

of Part "A"                                                    (Part "A")

of Form N-1A

 1.           Cover Page                                     Cover Page

 2.           Synopsis                                       Expenses

 3.           Condensed Financial Information                Financial Highlights;
                                                             Investment Results

 4.           General Description of Registrant              Fund Organization
                                                             and Management;
                                                             Investment Policies and
                                                             Risks; Securities and
                                                             Investment Techniques

 5.           Management of the Fund                         Financial Highlights;
                                                             Fund Organization and
                                                             Management

 6.           Capital Stock and Other Securities             Investment Policies and
                                                             Risks; Fund
                                                             Organization and
                                                             Management; Dividends,
                                                             Distributions and Taxes

 7.           Purchase of Securities Being Offered           Purchasing Shares;
                                                             Fund Organization and
                                                             Management; Other Important
                                                             Things to Remember

 8.           Redemption or Repurchase                       Selling Shares

 9.           Legal Proceedings                              N/A

                                                             Captions in Statement
Item Number                                                  of Additional
of Part "B"                                                  Information
of Form N-1A                                                        (Part "B")

 10.          Cover Page                                     Cover

 11.          Table of Contents                              Table of Contents

 12.          General Information and History                None

 13.          Investment Objectives and Policies             Description of Certain
                                                             Securities; Fundamental
                                                             Policies and Investment
                                                             Restrictions

 14.          Management of the Fund                         Fund Officers and
                                                             Directors

 15.          Control Persons and Principal                  Fund Officers and
              Holders of Securities                          Directors; Fund
                                                             Organization and
                                                             Management (Part "A")

 16.          Investment Advisory and Other Services         Fund Officers and
                                                             Directors; Fund
                                                             Organization and
                                                             Management (Part "A");
                                                             General Information;
                                                             Management

 17.          Brokerage Allocation and Other Practices       Execution of Portfolio
                                                             Transactions; Fund
                                                             Organization and
                                                             Management (Part "A")

 18.          Capital Stock and Other Securities             None

 19.          Purchase, Redemption and Pricing               Purchase of Shares;
                                                             Redeeming Shares;
              of Securities Being Offered
                                                             Shareholder Account
                                                             Services and Privileges;
                                                             Purchasing Shares (Part
                                                             "A"); General
                                                             Information

 20.          Tax Status                                     Dividends,
                                                             Distributions and Federal
                                                             Taxes

 21.          Underwriter                                    Management; Fund
                                                             Organization and
                                                             Management (Part "A")

 22.          Calculation of Performance Data                Investment Results

 23.          Financial Statements                           Financial Statements

Item in
Part "C"

24.           Financial Statements and Exhibits

25. Persons Controlled by or Under Common Control with Registrant

26.           Number of Holders of Securities

27.           Indemnification

28.           Business and Other Connections of Investment Adviser

29.           Principal Underwriter

30.           Location of Accounts and Records

31.           Management Services

32.           Undertakings

Signature Page



                    [LOGO OF THE AMERICAN FUNDS GROUP (R)]

--------------------------------------------------------------------------------


                                The Income Fund
                                   of America

                                   Prospectus




                                DECEMBER 1, 1996

THE INCOME FUND OF AMERICA
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                1
 .........................................
Financial Highlights                    2
 .........................................
Investment Policies and
  Risks                                 3
 .........................................
Securities and Investment
  Techniques                            4
 .........................................
Multiple Portfolio
  Counselor System                      8


Investment Results                     10
 .........................................
Dividends, Distributions and Taxes     11
 .........................................
Fund Organization and Management       12
 .........................................
Shareholder Services                   15

--------------------------------------------------------------------------------

The fund's investment objective is to emphasize current income while secondarily striving to attain capital growth. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

More detailed information about the fund, including the fund's financial statements, is contained in the statement of additional information dated December 1, 1996, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

06-010-1296

===============================================================================

EXPENSES

The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Annual fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases (as a percentage of offering price).... 5.75%

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

------------------------------------
Management fees                .30%
 ....................................
12b-1 expenses                 .23%*
 ....................................
Other expenses                 .09%
 ....................................
Total fund operating expenses  .62%

* 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
------------------------------------

One year                        $ 63
 ....................................
Three years                     $ 76
 ....................................
Five years                      $ 90
 ....................................
Ten years                       $130

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY.


                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996    1

===============================================================================

FINANCIAL HIGHLIGHTS

The following information has been derived from the fund's financial statements which have been audited by Deloitte and Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report. In addition, more detailed information regarding the fund's investment strategies and results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

SELECTED PER-SHARE DATA

                                                  YEARS ENDED JULY 31
                                                  ...................
                          1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
                         -------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year        $14.92  $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       .87     .85     .83     .85     .85     .86     .82     .90     .82     .82
 ........................................................................................................
Net realized and
unrealized gain (loss)
on investments             1.11    1.29    (.53)    .74    1.48     .53    (.67)   1.68    (.68)   1.08
 ........................................................................................................
Total income from
 investment operations     1.98    2.14     .30    1.59    2.33    1.39     .15    2.58     .14    1.90
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net
investment income          (.83)   (.75)   (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)   (.88)
 ........................................................................................................
Distributions from net
realized gains             (.18)   (.06)   (.35)   (.22)   (.08)   (.07)   (.37)    (--)   (.38)   (.59)
 ........................................................................................................
Total distributions       (1.01)   (.81)  (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)  (1.47)
 ........................................................................................................
Net Asset Value, End of
Year                     $15.89  $14.92  $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54
 ........................................................................................................
Total Return /1/         13.46%  16.42%   1.98%  11.88%  19.16%  12.24%   1.12%  23.43%   1.71%  16.67%

/1/ Excludes maximum sales charge of 5.75%.


2    THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

                                                   YEARS ENDED JULY 31
                                                   ...................
                          1996    1995    1994    1993   1992   1991   1990   1989   1988   1987
                         -----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:

Net assets,
end of year
(in millions)           $14,459 $12,290 $10,537 $9,045 $5,121 $2,771 $2,110 $1,271 $  925 $  943
 .................................................................................................
Ratio of expenses
to average net assets       .62%    .65%    .63%   .62%   .66%   .73%   .67%   .69%   .55%   .54%
 .................................................................................................
Ratio of net income to
average net assets         5.56%   6.12%   5.92%  6.05%  6.40%  7.23%  7.36%  7.45%  7.14%  6.55%
 .................................................................................................
Portfolio turnover rate   37.77%  26.26%  26.42% 29.18% 22.71% 23.35% 18.90% 34.38% 42.83% 38.73%
-------------------------------------------------------------------------------------------------

INVESTMENT POLICIES AND RISKS

The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth. Because the fund invests in stocks and bonds it is subject to certain risks.

The portfolio of the fund is managed to earn current income on, and to anticipate long-term capital growth of, the portfolio as a whole rather than any individual security in it. Generally, substantially all of the fund's portfolio will be invested in income-producing securities; however, the fund under normal market conditions will maintain at least 65% of the value of its total assets in income-producing securities. The relative percentages of each type of security in the portfolio may be expected to fluctuate. Normally, at least 60% of the fund will be invested in equity securities; however, at times the fund may be invested solely in fixed-income securities or solely in equity securities including securities convertible into common stock. A COMPLETE DESCRIPTION OF THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's investment restrictions (which are described in the statement of additional information as fundamental) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.


                          THE INCOME FUND OF AMERICA / PROSPECTUS 1996         3

===============================================================================

SECURITIES AND INVESTMENT TECHNIQUES


                                [CHART]
The following chart illustrates the asset mix of the fund's investment portfolio as of the end of the fund's fiscal year.

U.S. Equity-Type Securities      56.7%
Non U.S. Equity-Type Securities   4.0%
Debt Securities                  32.9%
Cash & Equivalents                6.4%

Also includes 0.4% in Canadian equities that are part of the S&P500.
                              [END CHART]

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks, preferred stocks, and securities with equity conversion or purchase rights. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions, and the fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality as measured by Moody's Investors Service, Inc. (which rates bonds from Aaa to C) or Standard & Poor's Corporation (which rates bonds from AAA to D) or as rated by the fund's investment adviser. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. In addition, the fund may invest in cash and cash equivalents. Finally, the fund may invest to a limited extent (no more than 1 1/2% of its assets) in inverse floating rate notes.

The fund may invest up to 20% of its total assets in debt securities rated Ba and BB or below. These securities are commonly known as "high-yield, high-risk" or


4      THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

"junk" bonds. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. Capital Research and Management Company believes that these securities possess many characteristics similar to equity securities. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the bond ratings. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

During the previous fiscal year, the monthly average percentage of the fund's net assets in fixed-income investments was 35%. The average monthly composition of the fund's portfolio based on the higher of Moody's or S&P ratings for the fiscal year ended July 31, 1996 was as follows:

----------------------------------
Aaa/AAA                    13.16%
 ..................................
Aa/AA                       0.40%
 ..................................
A/A                         2.00%
 ..................................
Baa/BBB                     3.94%
 ..................................
Ba/BB                       5.96%
 ..................................
B/B                         8.04%
 ..................................
Caa/CCC                     0.88%
 ..................................
Non-rated                   0.59%


                                THE INCOME FUND OF AMERICA / PROSPECTUS 1996   5

===============================================================================

Some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows:

------------------------------
A/A                     0.10%
 ..............................
Baa/BBB                 0.04%
 ..............................
Ba/BB                   0.16%
 ..............................
B/B                     0.19%
 ..............................
Caa/CCC                 0.10%

 ..............................

Money market instruments and cash made up an average of 8.72% of the fund's portfolio.

CONVERTIBLE SECURITIES

Convertible securities are securities having both debt and equity characteristics and can include corporate bonds, notes or preferred stocks. The convertible security typically gives its holder the right to exchange the security for a fixed number of shares of common stock. Convertible securities may have lower yields compared to similar securities without convertible characteristics. In addition, they may be more susceptible to the type of market fluctuations common to equity securities.

ASSET-BACKED SECURITIES

The fund may invest in various asset-backed securities. These securities include mortgage-backed obligations such as those issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation as well as collateralized mortgage obligations and mortgage-backed bonds. They also can include obligations backed by pools of motor vehicle retail installment sales contracts, security interests in the vehicles servicing the contracts, a pool of credit card loan receivables and other types of assets.

PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act,


6      THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

for example, private placements sold pursuant to Rule 144A. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

FORWARD COMMITMENTS

The fund may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis and enter into firm commitment agreements. These are trading practices in which payment and delivery for the securities take place at a future date. When the fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss. In addition, the fund may also enter into "roll" transactions which generally are the sale of a security by the fund and its agreement to purchase the security or a similar security at a specified time and price at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

INVESTING IN VARIOUS COUNTRIES

The fund may invest in securities of issuers domiciled outside the U.S. Up to 10% of the fund's total assets may be invested in non-U.S. equity and equity-type securities which are not included in the Standard & Poor's 500 Composite Index, and up to 10% may be invested in non-U.S. debt securities payable in U.S. dollars. Non-U.S. issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. issuers. There may also be less public information available about certain non-U.S. issuers. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also


                             THE INCOME FUND OF AMERICA / PROSPECTUS 1996      7

===============================================================================

reduce certain risks due to greater diversification opportunities. Finally, the fund may purchase and sell currencies to facilitate transactions in equity and equity-type securities denominated in currencies other than U.S. dollars.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the following page.


88     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

                                                                       YEARS OF EXPERIENCE AS
                                                                      INVESTMENT PROFESSIONAL
                                                                           (APPROXIMATE)
                                                                      .........................
                                            YEARS OF EXPERIENCE
                                           AS PORTFOLIO COUNSELOR     WITH CAPITAL
                                        (AND RESEARCH PROFESSIONAL,   RESEARCH AND
PORTFOLIO COUNSELORS                       IF APPLICABLE) FOR THE      MANAGEMENT
FOR THE INCOME FUND                     INCOME FUND OF AMERICA, INC.   COMPANY OR
  OF AMERICA, INC.    PRIMARY TITLE(S)          (APPROXIMATE)        ITS AFFILIATES TOTAL YEARS
-----------------------------------------------------------------------------------------------
STEPHEN               Senior Vice       12 years (in                 24 years       30 years
E.                    President         addition to 11
BEPLER                of the fund.      years as a
                      Senior Vice       research
                      President,        professional
                      Capital           prior to
                      Research          becoming a
                      Company*          portfolio
                                        counselor for
                                        the fund)
-----------------------------------------------------------------------------------------------
ABNER D.              Senior Vice       23 years                     29 years       44 years
GOLDSTINE             President
                      of the fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
-----------------------------------------------------------------------------------------------
GREGG E.              Vice President,   7 years (in                  23 years       23 years
IRELAND               Capital           addition to
                      Research and      5 years as a
                      Management        research
                      Company           professional
                                        prior to
                                        becoming a
                                        portfolio
                                        counselor for
                                        the fund)
-----------------------------------------------------------------------------------------------
JANET A.              President of      3 years (in                  14 years       20 years
MCKINLEY              the fund.         addition to
                      Senior Vice       8 years as a
                      President,        research
                      Capital           professional
                      Research          prior to
                      Company*          becoming a
                                        portfolio
                                        counselor for
                                        the fund)
-----------------------------------------------------------------------------------------------
DINA N.               Vice President    4 years                      5 years        29 years
PERRY                 of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company
-----------------------------------------------------------------------------------------------
RICHARD               Senior Vice       18 years                     19 years       29 years
T.                    President
SCHOTTE               of the fund.
                      Senior Vice
                      President,
                      Capital
                      Research and
                      Management
                      Company
-----------------------------------------------------------------------------------------------
JOHN H.               Vice President    4 years                      13 years       14 years
SMET                  of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company

* Company affiliated with Capital Research and Management Company.


                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996    9

===============================================================================

INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD refers to the income the fund expects to earn based on its current portfolio over a given period of time, expressed as an annual percentage rate. Because yield is calculated using a formula mandated by the Securities and Exchange Commission, this yield may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RETURNS
                           (AS OF SEPTEMBER 30, 1996)

                        FUND/1/ BOND INDEX/2/ S&P 500/3/
--------------------------------------------------------
AVERAGE ANNUAL
COMPOUND RETURNS:
 ........................................................
One year                + 7.48%    +4.90%      +20.32%
 ........................................................
Five years              +11.44%    +7.46%      +15.21%
 ........................................................
Ten years               +11.21%    +8.50%      +14.96%
 ........................................................
Lifetime                +13.47%    +9.25%/4/   +13.46%
--------------------------------------------------------
OTHER FUND RETURNS/1/:
 ........................................................
           30-Day Yield: 4.84%  Distribution Rate: 4.86%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds. The maximum sales charge has been deducted.

/2/ Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/4/ From December 1, 1973 through July 31, 1976, the Lehman Brothers Corporate
    Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist.


10     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

                             [CHART]

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis for comparative purposes. The fund recorded positive returns in each of the last ten fiscal years (which end in July).

86  -  15.25%
87  -   0.72%
88  -  14.79%
89  -  22.99%
90  -  -3.03%
91  -  23.78%
92  -  12.03%
93  -  14.01%
94  -  -2.50%
95  -  29.08%

                          [END CHART]



Past results are not an indication of future results.
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends four times each year (usually in March, June, September and December). The first three are generally of the same size and the fourth can vary in amount. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

All dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes.


                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996   11

===============================================================================

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1969 and reorganized as a Maryland corporation in 1983. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a basic management fee which may not exceed 0.24%


12     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

of the fund's average net assets annually and declines at certain asset levels and 2.25% of the fund's gross investment income for the preceding month. The total management fee paid by the fund for the previous fiscal year is listed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceeding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund for the last fiscal year is listed above under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.


                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996   13

===============================================================================

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS


                       [MAP OF UNITED STATES OF AMERICA]





14     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

You may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

X Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.


                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996   15

===============================================================================

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the funds through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.


16     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   50
To add to an account                                      $   50
 For a retirement plan account                            $   25

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A
                                      PERCENTAGE OF
                                   ..................
                                                            DEALER
                                                 NET     CONCESSION AS
                                     OFFERING  AMOUNT    % OF OFFERING
INVESTMENT                             PRICE  INVESTED      PRICE
----------------------------------------------------------------------
Less than $50,000                      5.75%     6.10%     5.00%
 ......................................................................
$50,000 but less than $100,000         4.50%     4.71%     3.75%
 ......................................................................
$100,000 but less than $250,000        3.50%     3.63%     2.75%
 ......................................................................
$250,000 but less than $500,000        2.50%     2.56%     2.00%
 ......................................................................
$500,000 but less than $1 million      2.00%     2.04%     1.60%
 ......................................................................
$1 million or more and certain
other investments described below   see below  see below  see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital


                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996   17

===============================================================================

Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by", as well as any retirement plan or trust account solely for the benefit, of these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.


18     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

X Right of Accumulation

  You may take into account the current value of our existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). You may also sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received and accepted by American Funds Service Company. Sale requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 15 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's check) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.


                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996   19

===============================================================================

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, provided the address has been used with the account for at least 15 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds


20     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

===============================================================================

Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.



                               THE INCOME FUND OF AMERICA / PROSPECTUS 1996   21

===============================================================================

NOTES




 PHONE NUMBERS TO CALL FOR SERVICE AND INFORMATION

 Call American Funds           Call American Funds    Call American
 Service Company               Distributors           FundsLine(R)
 for shareholder services      for dealer services    for 24-hour
 800/421-0180 ext. 1           800/421-9900 ext. 11   information
                                                      800/325-3590

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

This prospectus has been printed on recycled paper.



                                                [LOGO OF RECYCLED PAPER]





22     THE INCOME FUND OF AMERICA / PROSPECTUS 1996

           Prospectus
           for Eligible Retirement Plans

            The Income
             Fund of
           America, Inc.

An opportunity for current income and, secondarily, growth of capital from a portfolio of both stocks and bonds


           DECEMBER 1, 1996

           [LOGO OF THE AMERICAN FUNDS GROUP(R)]


                       THE INCOME FUND OF AMERICA, INC.

                                  One Market
                           Steuart Tower, Suite 1800
                            San Francisco, CA 94105

The investment objective of the fund is to emphasize current income while secondarily striving to attain capital growth. The fund believes that a portfolio with relatively high current income can also generate growth of capital. The fund strives to accomplish this objective by investing in a broadly diversified portfolio of securities including stocks and bonds.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information dated December 1, 1996, which contains the fund's financial statements and has been filed with the Securities and Exchange Commission, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 06-010-1296

-------------------------------------------------------------------------------

                SUMMARY OF
                  EXPENSES

   Average annual expenses
       paid over a 10-year
           period would be
      approximately $8 per
   year, assuming a $1,000
       investment and a 5%
            annual return.


     TABLE OF CONTENTS

  Summary of Expenses..........   2
  Financial Highlights.........   3
  Investment Objective and
   Policies....................   3
  Certain Securities and
   Investment Techniques.......   4
  Investment Results...........   7
  Dividends, Distributions and
   Taxes.......................   7
  Fund Organization and
   Management..................   8
  Purchasing Shares............  10
  Shareholder Services.........  11
  Redeeming Shares.............  11

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees....................................................... 0.30%
12b-1 expenses........................................................ 0.23%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)..............................  0.09%
Total fund operating expenses......................................... 0.62%

Summary of Expenses continued on the following page..

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./3/                              $6      $20     $35     $77

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the ten years ended July
         HIGHLIGHTS    31, 1996 has been derived from financial statements
       (For a share    which have been audited by Deloitte & Touche llp, inde-
        outstanding    pendent accountants. This information should be read in
     throughout the    conjunction with the financial statements and related
       fiscal year)    notes, which are included in the statement of addi-
                       tional information.

                                                      YEAR ENDED JULY 31
                            ---------------------------------------------------------------------------------
                            1996     1995     1994     1993    1992    1991    1990    1989    1988    1987
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........   $14.92   $13.59   $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54  $12.11
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..      .87      .85      .83     .85     .85     .86     .82     .90     .82     .82
   Net realized and
    unrealized gain
    (loss) on investments      1.11     1.29     (.53)    .74    1.48     .53   (.67)    1.68    (.68)   1.08
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
     Total income from in-
      vestment operations.     1.98     2.14      .30    1.59    2.33    1.39     .15    2.58     .14    1.90
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Distributions from net
    investment income.....     (.83)    (.75)    (.83)   (.84)   (.85)   (.89)   (.87)   (.88)   (.80)   (.88)
   Distributions from net
    realized gains........     (.18)    (.06)    (.35)   (.22)   (.08)   (.07)   (.37)    --     (.38)   (.59)
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
     Total distributions..    (1.01)    (.81)   (1.18)  (1.06)   (.93)   (.96)  (1.24)   (.88)  (1.18)  (1.47)
                            -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................   $15.89   $14.92   $13.59  $14.47  $13.94  $12.54  $12.11  $13.20  $11.50  $12.54
                            =======  =======  =======  ======  ======  ======  ======  ======  ======  ======
  Total Return/1/.........    13.46%   16.42%    1.98%  11.88%  19.16%  12.24%  1.12%   23.43%   1.71%  16.67%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of
    year (in millions)....  $14,459  $12,290  $10,537  $9,045  $5,121  $2,771  $2,110  $1,271  $  925  $  943
   Ratio of expenses to
    average net assets....      .62%     .65%     .63%    .62%    .66%    .73%    .67%    .69%    .55%    .54%
   Ratio of net income to
    average net assets....     5.56%    6.12%    5.92%   6.05%   6.40%   7.23%   7.36%   7.45%   7.14%   6.55%
   Portfolio turnover
    rate..................    37.77%   26.26%   26.42%  29.18%  22.71%  23.35%  18.90%  34.38%  42.83%  38.73%

 --------
 /1/ Calculated with no sales charge.

         INVESTMENT    The fund's investment objective is to emphasize current
          OBJECTIVE    income while secondarily striving to attain capital
       AND POLICIES    growth. The fund believes that a portfolio with rela-
                       tively high current income can also generate growth of
   The fund aims to    capital.
   provide you with
     current income    The portfolio of the fund is managed to earn current
  while secondarily    income on, and to anticipate long-term capital growth
       striving for    of, the portfolio as a whole rather than any individual
    capital growth.    security in it. The fund may invest in common and pre-
                       ferred stocks, straight debt securities (including gov-
                       ernment securities) or debt securities with equity con-
                       version or purchase rights, and cash and cash equiva-
                       lents. In addition, the fund may invest in various
                       mortgage-related securities including those issued by
                       the Government National Mortgage Association (GNMA),
                       the Federal National Mortgage Association (FNMA), and
                       the Federal Home Loan Mortgage Corporation (FHLMC), and
                       collateralized mortgage obligations (CMOs) and mort-
                       gage-backed bonds. The fund may also invest to a very
                       limited extent in inverse floating rate notes (a type
                       of derivative instrument). (See the statement of addi-
                       tional information for a description of cash equiva-
                       lents, mortgage-related securities and inverse floating
                       rate notes.) The mix of these securities is determined
                       on the basis of existing and anticipated conditions.
                       The relative percentages of each type of security in
                       the portfolio may be expected to fluctuate and at times
                       the fund may be invested solely in fixed-income securi-
                       ties or solely in equity securities. The fund may invest
                       in securities of issuers domiciled outside the U.S.
                       Up to 10% of the fund's total assets may be invested
                       in non-U.S. equity and equity-type securities which are
                       not included in the Standard & Poor's 500 Composite
                       Index, and up to 10% may be invested in non-U.S. debt
                       securities payable in U.S. dollars.
                                        3

-------------------------------------------------------------------------------

                       The fund's straight debt securities may consist of bonds that are rated, measured at the time of purchase, as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but consid-ered of similar quality). However, securities rated BB and Ba or below (or unrated but considered of similar quality) must represent no more than 20% of the fund's total assets. Securities rated BB and Ba or below (or unrated but considered of similar quality) are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds. The 20% limit shall not apply to debt securities that have equity conversion or purchase rights.

                       During the previous fiscal year, the monthly average percentage of the fund's net assets in fixed-income in-vestments was 35%. The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended July 31, 1996 was as follows: Aaa/AAA-13.16%; Aa/AA-0.40%; A/A-2.00%;
                       Baa/BBB-3.94%; Ba/BB-5.96%; B/B-8.04%; and Caa/CCC-
                       0.88%.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tive cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       The fund's rate of portfolio turnover will depend pri-marily on market conditions. The rate of portfolio turnover will not be a limiting factor when changes are appropriate.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term se-curities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share. The values of high-yield, high-risk securities may be subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market devel-opments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield,

-------------------------------------------------------------------------------

                       high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither di-rect obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in non-U.S. issuers as described above. These issuers may not be subject to

-------------------------------------------------------------------------------

                       uniform accounting, auditing and financial reporting standards and practices or regulatory requirements com-parable to those applicable to U.S. issuers. There may also be less public information available about non-U.S. issuers. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confis-catory taxation; limitations on the removal of funds or other assets; political or social instability; the di-verse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversifi-cation opportunities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                          YEARS OF EXPERIENCE AS
                                                 YEARS OF EXPERIENCE AS   INVESTMENT PROFESSIONAL
                                                   PORTFOLIO COUNSELOR         (APPROXIMATE)
                                                          (AND            WITH CAPITAL
                                                 RESEARCH PROFESSIONAL,   RESEARCH AND
                           PRIMARY TITLE(S)        IF APPLICABLE) FOR      MANAGEMENT
 PORTFOLIO COUNSELORS                              THE INCOME FUND OF      COMPANY OR
 FOR THE INCOME FUND                                  AMERICA, INC.            ITS        TOTAL
   OF AMERICA, INC.                                   (APPROXIMATE)        AFFILIATES     YEARS
-----------------------------------------------------------------------------------------------------
 Stephen E. Bepler    Senior Vice President of    12 years (in             24 years      30 years
                      the fund.                   addition to
                      Senior Vice President and   11 years as a
                      Director, Capital Research  research professional
                      Company*                    prior to becoming a
                                                  portfolio counselor
                                                  for the fund)
-----------------------------------------------------------------------------------------------------
 Abner D. Goldstine   Senior Vice President of    23 years                 29 years      44 years
                      the fund.
                      Senior Vice President and
                      Director, Capital Research
                      and Management Company
-----------------------------------------------------------------------------------------------------
 Gregg E. Ireland     Vice President, Capital     7 years (in              23 years      23 years
                      Research and Management     addition to
                      Company                     5 years as a research
                                                  professional prior to
                                                  becoming a portfolio
                                                  counselor for the
                                                  fund)
-----------------------------------------------------------------------------------------------------
 Janet A. McKinley    President of the            3 years (in              14 years      20 years
                      fund. Senior Vice Presi-    addition to
                      dent, Capital Research      8 years as a
                      Company*                    research professional
                                                  prior to becoming a
                                                  portfolio counselor
                                                  for the fund)
-----------------------------------------------------------------------------------------------------
 Dina Perry           Vice President of the       4 years                  5 years       29 years
                      fund.
                      Vice President, Capital
                      Research and Management
                      Company
-----------------------------------------------------------------------------------------------------
 Richard T. Schotte   Senior Vice President of    18 years                 19 years      29 years
                      the fund.
                      Senior Vice President,
                      Capital Research and
                      Management Company
-----------------------------------------------------------------------------------------------------
 John H. Smet         Vice President of the       4 years                  13 years      14 years
                      fund.
                      Vice President, Capital
                      Research and Management
                      Company
-----------------------------------------------------------------------------------------------------

 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.

-------------------------------------------------------------------------------


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    total return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
     +13.76% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gains distributions.  The fund's distribution
       Research and    rate is calculated by dividing the dividends paid by the
         Management    fund over the last 12 months by the sum of the month-end
          Company's    price and the capital gains paid over the last 12 months.
         management    The SEC yield reflects income the fund expects to earn
  (December 1, 1973    based on its current portfolio of securities, while
            through    the distribution rate is based solely on the fund's
September 30, 1996).   past dividends.  Accordingly, the fund's SEC yield
                       and distribution rate may differ.


                       For the 30-day period ended September 30, 1996, the fund's SEC yield was 5.14% and the distribution rate was 5.16% with no sales charge. The fund's total return over the past 12 months and average annual total returns over the past five- and ten-year periods were +14.05%, +12.76% and +11.86%, respectively. These results were calculated in accordance with Securities and Exchange Commission requirements at no sales charge.
                       Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in March, June, September and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
       March, June,    The terms of your plan will govern how your plan may
      September and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1969 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1983. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.15% on net assets in excess of $8 billion, but not exceeding $13 billion, and 0.147% on net assets in excess of $13 billion plus 2.25% of the portion of the fund's gross investment income for the preceding month. Assuming net assets of $14 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.23%, 0.26%, 0.28%, 0.30%, 0.32% and
                       0.35%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by

-------------------------------------------------------------------------------

                       the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 5300
                       Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $8,735,000 for the fiscal year ended July 31, 1996. Telephone conversations with American Funds Serv-ice Company may be recorded or monitored for verifica-tion, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any defined contribution plan qualified under Section
                       401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of such purchase. (See "Redeeming Shares--Contingent
                       Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group based on a pro rata share of a qualifying dealer's sales.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

-------------------------------------------------------------------------------

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                        By              Your plan administrator/trustee must
                        contacting      send a letter of instruction
                        your plan       specifying the name of the fund, the
                        administrator/  number of shares or dollar amount to
                        trustee         be sold, and, if applicable, your
                                        name and account number. For your
                                        protection, if you redeem more than
                                        $50,000, the signatures of the
                                        registered owners (i.e., trustees or
                                        their legal representatives) must be
                                        guaranteed by a bank, savings
                                        association, credit union, or member
                                        firm of a domestic stock exchange or
                                        the National Association of
                                        Securities Dealers, Inc., that is an
                                        eligible guarantor institution. Your
                                        plan administrator/trustee should
                                        verify with the institution that it
                                        is an eligible guarantor prior to
                                        signing. Additional documentation may
                                        be required to redeem shares from
                                        certain accounts. Notarization by a
                                        Notary Public is not an acceptable
                                        signature guarantee.
                       --------------------------------------------------------
                        By              Shares may also be redeemed through
                        contacting      an investment dealer; however, you or
                        an              your plan may be charged for this
                        investment      service. SHARES HELD FOR YOU IN AN
                        dealer          INVESTMENT DEALER'S STREET NAME MUST
                                        BE REDEEMED THROUGH THE DEALER.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and, subject to regulatory approval, on any investment made with no initial sales charge by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including "401(k)" plans with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a 401(k) plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                               [LOGO OF      This prospectus has been printed on
                           RECYCLED PAPER]   recycled paper that meets the
                                             guidelines of the United States
                                             Environmental Protection Agency

                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

                        THE INCOME FUND OF AMERICA, INC.
                                    Part B
                      Statement of Additional Information
                                DECEMBER 1, 1996

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Income Fund of America, Inc. (the fund or IFA) dated December 1, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                       THE INCOME FUND OF AMERICA, INC.
                            ATTENTION:  SECRETARY
                          ONE MARKET, STEUART TOWER
                                P.O. BOX 7650
                          SAN FRANCISCO, CA  94120
                         TELEPHONE:  (415) 421-9360

  The fund has two forms of prospectuses. Each reference to the prospectus in this statement of additional information includes both of the fund's Prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                             Table of Contents
Item

DESCRIPTION OF CERTAIN SECURITIES
CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
REDEEMING SHARES
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
EXECUTION OF PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
INVESTMENT RESULTS
DESCRIPTION OF BOND RATINGS
FINANCIAL STATEMENTS

                       DESCRIPTION OF CERTAIN SECURITIES

 CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity which may be direct obligations of corporations or governmental bodies or obligations of special purpose issuers which represent an interest in a pool of financial assets), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

 U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

 Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association (GNMA) are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

 Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

 FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - Federal National Mortgage Association (FNMA), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

 Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

 As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

 OTHER MORTGAGE-RELATED SECURITIES - The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different effective maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity at the time payments are made. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

 Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

    INVERSE FLOATING RATE NOTES - The fund may invest to a very limited extent in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. Therefore, these securities have a greater degree of volatility than other types of interest-bearing securities.

    WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL TRANSACTIONS"
- The fund may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis and enter into firm commitment agreements. These are trading practices in which payment and delivery for the securities take place at a future date. The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

    The fund will identify liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 CURRENCY TRANSACTIONS - The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. The fund purchases or sells currency in connection with settling transactions involving securities denominated in currencies other than the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. For example, the fund might sell a currency on a forward basis to hedge against an anticipated decline in the currency in which a portfolio security is denominated. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

 PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

 LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 The fund may invest no more than 20% of its total assets in securities rated BB and Ba or below (or unrated but considered of similar quality). The 20% limit shall not apply to debt securities that have equity conversion or purchase rights. In addition, the fund has no current intention of holding more than 25% of its total assets in high-yield, high-risk bonds, INCLUDING those that have equity conversion or purchase rights.

    The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus may be changed by the board of directors at any time.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Act as underwriter of securities issued by other persons.

 2. Invest more than 10% of the value of its total assets in securities that are illiquid.

 3. Borrow amounts in excess of 5% of its gross assets taken at cost or market value, whichever is lower, determined at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or pledge, mortgage, or hypothecate its assets taken at market value to any extent greater than 15% of its gross assets taken at cost or market value, whichever is lower, at the time of such action.

 4. Purchase real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or purchase oil, gas, or other mineral leases.

 5. Purchase or deal in commodities or commodity contracts.

 6. Make loans to other persons, except by making time or demand deposits with banks or by purchasing a portion of an issue (not prohibited by any investment restriction set forth herein) of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

 7. Purchase securities of any company for the purpose of exercising control or management.

 8. Purchase securities of any other managed investment company.

 9. Purchase any securities on "margin", except that it may obtain such short-term credit as may be necessary for the clearance of purchases of securities.

 10. Sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

 11. Purchase or sell puts, calls, straddles, or spreads, but this restriction shall not prevent the purchase or sale of rights represented by warrants or convertible securities.

 12. Purchase any securities of any issuer, except the U.S. Government (or its instrumentalities), if immediately after and as a result of such investment (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund, or (2) the fund shall own more than 10% of the outstanding voting securities of such issuer, provided that this restriction shall apply only as to 75% of the fund's total assets.

 13. Purchase any securities (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such purchase 25% or more of the market value of the total assets of the fund would be invested in securities of companies in any one industry.

 14. Purchase securities of companies (other than real estate investment trusts) which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the fund's total assets to be invested in the securities of such companies.

    For purposes of Investment Restriction #2, restricted securities are treated as illiquid by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 The fund has also agreed that it will not purchase any warrants if immediately after and as a result of such purchase more than 5% of the market value of the total assets of the fund would be invested in such warrants, with no more than 2% being unlisted on the New York or American Stock Exchanges. These are not fundamental policies of the fund and may be changed without shareholder approval.

                          FUND OFFICERS AND DIRECTORS
                      DIRECTORS AND DIRECTOR COMPENSATION


NAME, ADDRESS AND        POSITION       PRINCIPAL                   AGGREGATE             TOTAL                TOTAL
AGE                      WITH           OCCUPATION(S)               COMPENSATION          COMPENSATION         NUMBER
                         REGISTRANT     DURING PAST                 (INCLUDING            FROM                 OF FUND
                                        5 YEARS (POSITIONS          VOLUNTARILY           ALL FUNDS            BOARDS
                                        WITHIN THE                  DEFERRED              MANAGED BY           ON WHICH
                                        ORGANIZATIONS               COMPENSATION/1/)      CAPITAL              DIRECTOR
                                        LISTED MAY HAVE             FROM THE FUND         RESEARCH AND         SERVES
                                        CHANGED DURING THIS         DURING FISCAL         MANAGEMENT
                                        PERIOD)                     YEAR ENDED            COMPANY
                                                                    7/31/96               FOR THE YEAR
                                                                                          ENDED
                                                                                          7/31/96/2/

Robert A. Fox            Director       President and Chief         $ 17,000/3/           $ 80,550             5
P.O. Box 457                            Executive Officer,
1000 Davis Street                       Foster Farms;
Livingston, CA                          former President,
95334                                   Revlon
Age: 59                                 International,
                                        Chairman and
                                        Chief Executive
                                        Officer, Clarke
                                        Hooper America
                                        (advertising)

Roberta L. Hazard        Director       Consultant; Rear            $ 17,000              $ 42,650             3
1419 Audmar Drive                       Admiral, United
McLean, VA 22101                        States Navy
Age: 61                                 (Retired)

++Richard H. M.          Director       Retired; former             $ 14,800              $ 58,650             4
Holmes                                  Vice President,
580 Laurent Road                        Capital Research
Hillsborough, CA                        and Management
94010                                   Company (retired
Age: 70                                 1986)

Leonade D. Jones         Director       Former Treasurer,           $ 16,400/3/           $ 69,100             5
4105 Illinois                           The Washington
Avenue, N.W.                            Post Company
Washington, D.C.
20011
Age: 48

John G.                  Director       The IBJ Professor           $ 17,900/3/           $ 138,950            7
McDonald                                of Finance,
Stanford                                Graduate School of
University                              Business, Stanford
Stanford, CA                            University
94305
Age: 59

Theodore D.              Director       Private investor;           $ 16,400              $ 41,150             3
Nierenberg                              former President,
15 Middle Patent                        Dansk International
Road                                    Designs, Ltd.
Armonk, NY 10504
Age: 73

+James W.                Director       Senior Partner, The         None/4/               None/4/              8
Ratzlaff                                Capital Group
P.O. Box 7650                           Partners L.P.
San Francisco,
CA 94120
Age: 60

Henry E. Riggs           Director       President and               $ 17,900/3/           $ 71,750             5
Kingston Hall                           Professor of
201                                     Engineering, Harvey
Harvey Mudd                             Mudd College
College
Claremont, CA
91711
Age: 61

+Walter P. Stern         Chairman       Chairman, Capital           None/4/               None/4/              8
630 Fifth Avenue         of             Group
New York, NY             the            International,
10111                    Board          Inc.; Vice
Age: 68                                 Chairman,
                                        Capital Research
                                        International;
                                        Chairman, Capital
                                        International,
                                        Inc.;
                                        Director, Temple-Inland Inc. (forest

                                        products)

Patricia K. Woolf        Director       Private investor;           $ 17,300              $ 70,500             5
506 Quaker Road                         Lecturer,
Princeton, NJ                           Department
08540                                   of Molecular
Age: 62                                 Biology, Princeton
                                        University


+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser , Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

++ Not considered an "interested person" within the meaning of the 1940 Act; but he does not participate on the Contracts Committee due to his former affiliation with the Investment Adviser.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in the American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating directors are as follows: Robert A. Fox ($86,692), Leonade D. Jones ($27,833), John G. McDonald ($45,767) and Henry E. Riggs ($52,352). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the director.

/4/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                OFFICERS
      (with their principal occupations for the past five years)#

Walter P. Stern, Chairman of the Board.
 Fund officers whose other positions are not described above are:

Stephen E. Bepler, Senior Vice President /2/; Senior Vice President and Director, Capital Research Company

Abner D. Goldstine, Senior Vice President /3/; Senior Vice President and Director, Capital Research and Management Company

Paul G. Haaga, Jr., Senior Vice President, 333 South Hope Street, Los Angeles, CA 90071; Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company.

Richard T. Schotte, Senior Vice President /3/; Senior Vice President, Capital Research and Management Company.

Steven N. Kearsley, Vice President /4/; Vice President and Treasurer,
  Capital Research and Management Company; Director, American Funds Service Company.

Janet A. McKinley, President /2/; Senior Vice President, Capital Research
Company.

Dina N. Perry, Vice President, 3000 K Street, N.W., Washington, D.C. 20007; Vice President, Capital Research and Management Company.

John H. Smet, Vice President /3/; Vice President, Capital Research and Management Company.

Patrick F. Quan, Secretary /1/; Vice President - Fund Business Management Group, Capital Research and Management Company.

Mary C. Hall, Treasurer /4/; Senior Vice President - Fund Business Management Group, Capital Research and Management Company.

R. Marcia Gould, Assistant Treasurer /4/; Vice President - Fund Business Management Group, Capital Research and Management Company.

/1/  Address is P.O. Box 7650, San Francisco, CA 94120.

/2/  Address is 630 Fifth Avenue, New York, NY 10111.

/3/  Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

/4/  Address is 135 South State College Boulevard, Brea, CA 92821.

# Positions within the organizations listed may have changed during this period.

 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $12,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of July 31, 1996 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

    INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, shall be in effect until the close of business on November 30, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses for the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.24% on the first $1 billion of the fund's net assets, 0.20% on net assets in excess of $1 billion but not exceeding $2 billion, 0.18% on net assets in excess of $2 billion but not exceeding $3 billion, 0.165% on net assets in excess of $3 billion but not exceeding $5 billion, 0.155% on net assets in excess of $5 billion but not exceeding $8 billion, 0.15% on net assets in excess of $8 billion but not exceeding $13 billion, and 0.147% on net assets in excess of $13 billion, plus 2.25% of the fund's gross investment income for the preceding month. Assuming net assets of $14 billion and gross investment income levels of 3%, 4%, 5%, 6%, 7% and 8%, management fees would be 0.23%, 0.26%, 0.28%, 0.30%,
0.32% and 0.35% of net assets, respectively.

 The Agreement provides for a managemenet fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 For the fiscal year ended July 31, 1996, the Investment Adviser received $22,874,000 for the basic management fee (based on a percentage of the net assets of the fund as expressed above) plus $19,191,000 (based on a percentage of the fund's gross income as expressed above), for a total fee of $42,065,000. For the fiscal years ended July 31, 1995 and 1994, management fees paid by the fund amounted to $35,698,000 and $32,273,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act, The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended July 31, 1996 amounted to $11,114,000 after allowance of $56,184,000 to dealers. During the fiscal years ended 1995 and 1994, the Principal Underwriter received $7,246,000 and $15,331,000, after allowance of $36,662,000 and $79,611,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended July 31, 1996, the fund paid or accrued $31,409,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of, a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 Income and dividends received by the fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the fund is expected to consist of securities of foreign issuers, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD              INITIAL INVESTMENT                       ADDITIONAL INVESTMENTS

                    See "Investment Minimums and             $50 minimum (except where a lower
                    Fund Numbers" for initial                minimum is noted under "Investment
                    investment minimums.                     Minimums and Fund Numbers").

By contacting       Visit any investment dealer who          Mail directly to your investment
your                is registered in the state where         dealer's address printed on your
investment          the purchase is made and who             account statement.
dealer              has a sales agreement with
                    American Funds Distributors.

By mail             Make your check payable to the           Fill out the account additions form at the
                    fund and mail to the address             bottom of a recent account statement, make
                    indicated on the account                 your check payable to the fund, write your
                    application.  Please indicate an         account number on your check, and mail
                    investment dealer on the account         the check and form in the envelope
                    application.                             provided with your account statement.

By telephone        Please contact your investment           Complete the "Investments by Phone"
                    dealer to open account, then             section on the account application or
                    follow the procedures for                American FundsLink Authorization Form.
                    additional investments.                  Once you establish the privilege, you, your
                                                             financial advisor or any person with your
                                                             account information can call American
                                                             FundsLineR and make investments by
                                                             telephone (subject to conditions noted in
                                                             "Telephone Purchases, Redemptions and
                                                             Exchanges" below).

By wire             Call 800/421-0180 to obtain              Your bank should wire your additional
                    your account number(s), if               investments in the same manner as
                    necessary.  Please indicate an           described under "Initial Investment."
                    investment dealer on the
                    account.  Instruct your bank to
                    wire funds to:
                    Wells Fargo Bank
                    155 Fifth Street
                    Sixth Floor
                    San Francisco, CA 94106
                    (ABA #121000248)
                    For credit to the account of:
                    American Funds Service
                    Company
                    a/c #4600-076178
                    (fund name)
                    (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLineR (see description below):

FUND                                              MINIMUM            FUND
                                                  INITIAL            NUMBER
                                                  INVESTMENT

STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)                                    $1,000              02
American Balanced Fund(R)                           500              11
American Mutual Fund(R)                             250              03
Capital Income Builder(R)                         1,000              12
Capital World Growth and Income Fund(SM)          1,000              33
EuroPacific Growth Fund(R)                          250              16
Fundamental Investors(SM)                           250              10
The Growth Fund of America(R)                     1,000              05
The Income Fund of America(R)                     1,000              06
The Investment Company of America(R)                250              04
The New Economy Fund(R)                           1,000              14
New Perspective Fund(R)                             250              07
SMALLCAP World Fund(SM)                           1,000              35
Washington Mutual Investors Fund(SM)                250              01
BOND FUNDS
American High-Income Municipal Bond Fund(SM)      1,000              40
American High-Income Trust(R)                     1,000              21
The Bond Fund of America(SM)                      1,000              08
Capital World Bond Fund(R)                        1,000              31
Intermediate Bond Fund of America(R)              1,000              23
Limited Term Tax-Exempt Bond Fund of America(SM)  1,000              43
The Tax-Exempt Bond Fund of America(SM)           1,000              19
The Tax-Exempt Fund of California(R)*             1,000              20
The Tax-Exempt Fund of Maryland(R)*               1,000              24
The Tax-Exempt Fund of Virginia(R)*               1,000              25
U.S. Government Securities Fund(SM)               1,000              22
MONEY MARKET FUNDS
The Cash Management Trust of America(R)           2,500              09
The Tax-Exempt Money Fund of America(SM)          2,500              39
The U.S. Treasury Money Fund of America(SM)       2,500              49
___________
*Available only in certain states.



 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                                   SALES CHARGE AS                        DEALER
AT THE OFFERING PRICE                                PERCENTAGE OF THE:                     CONCESSION
                                                                                            AS PERCENTAGE
                                                                                            OF THE
                                                                                            OFFERING
                                                                                            PRICE

                                                     NET AMOUNT            OFFERING
                                                     INVESTED              PRICE

STOCK AND STOCK/BOND FUNDS
Less than $50,000
                                                     6.10%                 5.75%            5.00%
$50,000 but less than $100,000
                                                     4.71                  4.50             3.75
BOND FUNDS
Less than $25,000
                                                     4.99                  4.75             4.00
$25,000 but less than $50,000
                                                     4.71                  4.50             3.75
$50,000 but less than $100,000
                                                     4.17                  4.00             3.25
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000
                                                     3.63                  3.50             2.75
$250,000 but less than $500,000
                                                     2.56                  2.50             2.00
$500,000 but less than $1,000,000
                                                     2.04                  2.00             1.60
$1,000,000 or more                                                                          (see below)


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

    PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

  1. Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

 Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

  3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell fund shares directly, indirectly, or through a unit investment trust to any other investment company, or to any person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust, more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

                                REDEEMING SHARES

By writing to American Funds         Send a letter of instruction
Service Company (at the              specifying the name of the fund, the
appropriate address indicated        number of shares or dollar amount to
under "Fund Organization and         be sold, your name and account
Management - Transfer                number.  You should also enclose any
Agent")                              share certificates you wish to
                                     redeem.  For redemptions over $50,000
                                     and for certain redemptions of
                                     $50,000 or less (see below), your
                                     signature must be guaranteed by a
                                     bank, savings association, credit
                                     union, or member firm of a domestic
                                     stock exchange or the National
                                     Association of Securities Dealers,
                                     Inc. that is an eligible guarantor
                                     institution.  You should verify with
                                     the institution that it is an
                                     eligible guarantor prior to signing.
                                     Additional documentation may be
                                     required for redemption of shares
                                     held in corporate, partnership or
                                     fiduciary accounts.  Notarization by
                                     a Notary Public is not an acceptable
                                     signature guarantee.

By contacting your investment        If you redeem shares through your
dealer                               investment dealer, you may be charged
                                     for this service.  SHARES HELD FOR
                                     YOU IN YOUR INVESTMENT DEALER'S
                                     STREET NAME MUST BE REDEEMED THROUGH
                                     THE DEALER.

You may have a redemption            You may use this option, provided the
check sent to you by using           account is registered in the name of
American FundsLineR or by            an individual(s), a UGMA/UTMA
telephoning, faxing, or              custodian, or a non-retirement plan
telegraphing American Funds          trust.  These redemptions may not
Service Company (subject to          exceed $10,000 per day, per fund
the conditions noted in this         account and the check must be made
section and in "Telephone            payable to the shareholder(s) of
Purchases, Redemptions and           record and be sent to the address of
Exchanges" below)                    record provided the address has been
                                     used with the account for at least 10
                                     days.  See "Transfer Agent" and
                                     "Exchange Privilege" below for the
                                     appropriate telephone or fax number.

In the case of the money             Upon request (use the account
market funds, you may have           application for the money market
redemptions wired to your            funds) you may establish telephone
bank by telephoning American         redemption privileges (which
Funds Service Company                will enable you to have a redemption
($1,000 or more) or by               sent to your bank account)
writing                              and/or check writing privileges.  If
a check ($250 or more)               you request check writing
                                     privileges, you will be provided with
                                     checks that you may use to
                                     draw against your account.  These
                                     checks may be made payable to anyone
                                     you designate and must be signed by
                                     the authorized number of registered
                                     shareholders exactly as indicated on
                                     your checking account signature card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

 CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLineR (see "American FundsLineR" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

    ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINER - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLineR. To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLineR are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLineR), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, General Electric Capital Corp., Lehman Commercial Paper Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., and J.P. Morgan & Co. Inc. were among the top 10 dealers that acted as principals in portfolio transactions; and Lehman Brothers Inc., an affiliate of American Express Co. was among the top 10 dealers receiving commissions due to portfolio transactions. The fund held equity securities of American Express Co. and J.P. Morgan & Co. Inc. in the amounts of $10,937,000 and $56,760,000, respectively, and debt securities of American Express Credit Corp., GE Capital Mortgage Services, General Electric Capital Corp., and Merrill Lynch Mortgage Investors Inc. in the amounts of $43,257,000, $8,145,000, $4,563,000, and $19,807,000,
respectively, as of the close of its most recent fiscal year.

    Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1996, 1995 and 1994, amounted to $7,865,000, $5,001,000, and 4,923,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

    TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,735,000 for the fiscal year ended July 31, 1996.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

    REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--JULY 31, 1996

Net asset value and redemption price per share
  (Net assets divided by shares outstanding)               $15.89
Maximum offering price per share
  (100/94.25 of net asset value per share
   which takes into account the fund's current
   maximum sales charge)                                   $16.86

 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 4.98% based on a 30-day (or one month) period ended July 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]
Where:   a = dividends and interest earned during the period.
   b = expenses accrued for the period (net of reimbursements).
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
   d = the maximum offering price per share on the last day of the period.

 The fund's average annual total return for the one-, five- and ten-year periods ended on July 31, 1996 was +6.94%, +11.09% and +10.90%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12
months.   The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the fund set forth below were calculated as described in the fund's prospectus. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.


IFA vs. Various Unmanaged Indices

                                                                          Lehman

10-Year                                         Lehman       Lehman       Brothers                 Average

Period                                          Brothers     Brothers     Government/   Salomon     Savings

8/1 -  7/31    IFA       DJIA/1/    S&P 500/2/   Corporate/3/   Aggregate/4/   Corporate/5/   High-Grade/6/   Account/7/



1986 - 1996                                      +141         +126%        +123
              +181%      +330%      +269%       %                         %            +149%       +69%

1985 - 1995                                      +179         +160         +158
              +197       +391       +306                                               +206        + 74

1984 - 1994                                      +217         +193         +189
              +241       +385       +327                                               +254        + 83

1983 - 1993                                      +241         +218         +213
              +254       +333       +294                                               +281        + 94

1982 - 1992                                      +295         +251         +242
              +351       +528       +478                                               +330        +106

1981 - 1991                                      +304         +269         +256
              +298       +392       +343                                               +329        +117

1980 - 1990                                      +235         +217         +209
              +293       +392       +344                                               +239        +124

1979 - 1989                                      +202         +201         +197
              +317       +409       +416                                               +202        +125

1978 - 1988                                      +180         +178         +175
              +267       +308       +326                                               +166        +125

1977 - 1987                                      +159         +164         +162
              +283       +388       +417                                               +146        +125

1976 - 1986                                      +184         +181         +180
              +265       +209       +271                                               +177        +124

1975 - 1985                                      +161         N/A          +158
              +295       +177       +250                                               +134        +121

1974 - 1984                                      +136         N/A          +136
              +270       +153       +210                                               +112        +116

1973#- 1983                                      + 95         N/A          +105
              +237       +147       +172                                               + 76        +106


________________
#  From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lehman Brothers Government/Corporate Bond Index is comprised of all public obligations of the U.S. Treasury, all publicly issued debt of U.S. Government agencies, and corporate debt guaranteed by the U.S. Government (exlcuding mortgage-backed securities). It also includes all U.S. dollar denominated, SEC registered, public, non-convertible debt issued or guaranteed by foreign or international governments/agencies. Also included are all public, fixed-rate non-convertible investment grade domestic corporate debt.

/6/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard & Poor's Corporation.

/7/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.




If you are considering IFA for an

Individual Retirement Account. . .



Here's how much you would have if you had invested $2,000 a year on August 1 of each year in IFA over the past 5 and 10 years:



5 years                                10 years
(8/1/91-7/31/96)                       (8/1/86-7/31/96)

$13,456                                $36,311



           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                       . . . and had taken all
                                                       dividends and capital
                                                       gain distributions
                                                       in shares, your
If you had                                             investment would
invested $10,000                                       have been worth
in IFA this many                                       this much at
 years ago . . .                                            7/31/96
|                                                      |
Number                      Periods
of Years                    8/1  - 7/31                Value
1                           1995 - 1996
                                                       $10,694

2                           1994 - 1996
                                                       12,449

3                           1993 - 1996
                                                       12,698

4                           1992 - 1996
                                                       14,202

                            1991 - 1996
5                                                      16,916

6                           1990 - 1996
                                                       18,989

7                           1989 - 1996
                                                       19,206

8                           1988 - 1996
                                                       23,717

9                           1987 - 1996
                                                       24,111

10                          1986 - 1996
                                                       28,137

                            1985 - 1996
11                                                     33,737

12                          1984 - 1996
                                                       45,001

13                          1983 - 1996
                                                       47,739

14                          1982 - 1996
                                                       67,948

15                          1981 - 1996
                                                       71,528

16                          1980 - 1996
                                                       79,743

17                          1979 - 1996
                                                       84,952

18                          1978 - 1996
                                                       92,420

19                          1977 - 1996
                                                       98,119

20                          1976 - 1996
                                                       109,018

21                          1975 - 1996
                                                       141,200

22                          1974 - 1996
                                                       176,874

23                          1973#- 1995
                                                       170,626


#  From December 1, 1973


                    Illustration of a $10,000 investment in IFA with
           dividends reinvested and capital gain distributions taken in shares
                  (for the period December 1, 1973 through July 31, 1996)

                                    COST OF SHARES
   VALUE OF SHARES



Year           Annual            Dividends      Total          From Initial   From           From           Total
Ended          Dividends         (cumulative)   Investment     Investment     Capital Gains   Dividends      Value
July 31                                         Cost                          Reinvested     Reinvested



1974#           $  347            $  347         $10,347        $ 8,767       -               $   321        $ 9,088

1975            785               1,132          11,132         10,141        -               1,250          11,391

1976            998               2,130          12,130         12,155        -               2,596          14,751

1977            969               3,099          13,099         12,701        -               3,691          16,392

1978            1,117             4,216          14,216         12,584        -               4,820          17,404

1979            1,333             5,549          15,549         12,693        -               6,228          18,921

1980            1,463             7,012          17,012         12,490        -               7,672          20,162

1981            1,743             8,755          18,755         12,818        -               9,667          22,485

1982            2,187             10,942         20,942         12,256        -               11,408         23,664

1983            2,549             13,491         23,491         16,112        -               17,573         33,685

1984            2,896             16,387         26,387         15,254         $1,013         19,455         35,722

1985            3,365             19,752         29,752         18,236         2,637          26,804         47,677

1986            3,909             23,661         33,661         18,907         6,434          31,807         57,148

1987            4,431             28,092         38,092         19,578         9,644          37,452         66,674

1988            4,479             32,571         42,571         17,955         10,904         38,957         67,816

1989            5,338             37,909         47,909         20,609         12,515         50,578         83,702

1990            5,269             43,178         53,178         18,907         13,755         51,497         84,159

1991            6,311             49,489         59,489         19,578         14,787         60,070         94,435

1992            6,578             56,067         66,067         21,764         17,093         73,764         112,621

1993            6,995             63,062         73,062         22,592         19,653         83,771         126,016

1994            7,471             70,533         80,533         21,218         21,364         85,868         128,450

1995            8,046             78,579         88,579         23,294         24,107         102,984        150,385

1996            8,581             87,160         97,160         24,809         27,526         118,291        170,626


# From December 1, 1973
The dollar amount of capital gain distributions during the period was $21,184.


EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."


 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


INCOME FUND OF AMERICA
July 31, 1996
----------------------------        -------------                         --------------
Asset Mix Comparison of Fiscal 1996 Investment                            Investment
to Fiscal 1995                       Portfolio                             Portfolio
                                    July 31, 1996                         July 31, 1995
----------------------------        -------------                         -------------
U.S. Equity-Type Securities*              56.7%U.S. Equity-Type Securities      53.4%
Non-U.S. Equity-Type Securities            4.0 Non-U.S. Equity-Type Securi       0.4
Corporate Bonds                           19.8            Corporate Bonds       23.3
Government Bonds                          13.1           Government Bonds       17.2
Cash & Equivalents                         6.4         Cash & Equivalents        5.7

*Also includes 0.4% (1996) and 0.3% (1995)
in Canadian equities which are part of the S&P 500.


----------------------------        ---------- -------------------------------------

Ten Largest Equity Holdings         Percent of Ten Largest Equity HoldingsPercent of
July 31, 1996                       Net Assets              July 31, 1995 Net Assets
----------------------------        ---------- -------------------------------------

Philip Morris                             1.81%                 Eli Lilly       1.91%
Atlantic Richfield                        1.72       Bristol-Myers Squibb       1.59
J.C. Penney                               1.67              Philip Morris       1.46
American Home Products                    1.63     American Home Products       1.30
Bristol-Myers Squibb                      1.51                     Upjohn       1.17
Ford Motor                                1.33       Occidental Petroleum        .87
First Union                               1.25           Lincoln National        .85
Phillips Petroleum                        1.25                 Ford Motor        .78
Texaco                                    1.23         Phillips Petroleum        .78
PNC Bank                                  1.12                   U S WEST        .77


----------------------------        ---------------------------------------------------
Five Largest Industry Holdings                 Five Largest Industry Holdings
 in Equities                        Percent of                in Equities Percent of
 July 31, 1996                      Net Assets              July 31, 1995 Net Assets
----------------------------        --------------------------------------------------
Banking                                  11.30%                   Banking       7.65%
Energy Sources                            8.65     Health & Personal Care       7.63
Health & Personal Care                    6.11             Energy Sources       6.14
Utilities: Electric & Gas                 4.23                  Insurance       4.03
Insurance                                 3.55         Telecommunications       3.42


The Income Fund of America


Investment Portfolio July 31, 1996
----------------------------------                                     ---         ---    ---
                                                                 Shares or      Market Percent
                                                                 Principal       Value of Net
Equity-Type Securities                                              Amount       (000) Assets
----------------------------------                                     ---         ---    ---
Banking - 11.30%
First Union Corp.                                                2,850,000     180,975   1.25%
PNC Bank Corp.                                                   5,580,000     162,518   1.12
CoreStates Financial Corp.                                       3,810,000     149,543   1.03
Bankers Trust New York Corp.                                     1,910,200     137,296    .95
Bank of New York Co., Inc.                                       1,600,000      82,400
Bank of New York Co., Inc. 7.50% convertible debentures
                                                           2001$13,000,000      34,229    .83
Chase Manhattan Corp. (New)                                      1,554,000     108,003    .74
Boatmen's Bancshares, Inc.                                       2,522,500     100,900    .70
Royal Bank of Canada                                             3,250,000      78,602    .54
First Security Corp.                                             2,400,000      61,200    .42
Banc One Corp.                                                   1,650,000      57,131    .40
J.P. Morgan & Co. Inc.                                             660,000      56,760    .39
Fleet Financial Group, Inc.                                      1,325,000      53,663    .37
Comerica Inc.                                                    1,080,000      47,385    .33
National Bank of Canada                                          5,275,000      42,590    .29
Westpac Banking Corp.                                            9,042,400      40,542    .28
First Chicago NBD Corp.                                          1,045,000      40,232    .28
Bancorp Hawaii, Inc.                                             1,000,000      34,875    .24
NationsBank Corp.                                                  350,000      30,056    .21
Regions Financial Corp.                                            630,000      27,484    .19
U.S. Bancorp                                                       800,000      27,400    .19
Barnett Banks, Inc.                                                300,000      18,412    .13
National City Corp.                                                500,000      17,312    .12
Central Fidelity Banks, Inc.                                       675,000      14,681    .10
Commonwealth Bank of Australia (1)                               2,890,000      14,162    .10
First Nationwide Bank, FSB preferred                               100,000      10,900    .07
Banco Nacional de Mexico, SA 11.00% exchangeable notes
 2003 (1)                                                       $4,175,000       3,966    .03
                                                                              --------  -----
                                                                             1,633,217  11.30
                                                                              --------  -----


Energy Sources - 8.65%
Atlantic Richfield Co.                                           2,150,000     249,400   1.72
Phillips Petroleum Co.                                           4,574,000     180,673   1.25
Texaco Inc.                                                      2,100,000     178,500   1.23
Chevron Corp.                                                    2,005,000     116,039    .80
Amoco Corp.                                                      1,634,000     109,274    .76
Sun Co., Inc.                                                    1,037,613      26,848
Sun Co., Inc. $1.80 TARGETS, cumulative preferred,
 Series A                                                        2,495,000      65,806    .64
USX-Marathon Group                                               3,500,000      71,750    .50
Occidental Petroleum Corp.                                       2,000,000      44,750
Occidental Petroleum Corp. $3.875 convertible
 preferred (1)                                                     300,000      16,800    .43
Unocal Corp. $3.50 convertible preferred                           750,000      42,000    .29
Exxon Corp.                                                        500,000      41,125    .28
Ashland Inc. $3.125 convertible preferred                          600,000      35,700    .25
Enterprise Oil PLC                                               3,600,000      26,702    .18
Cyprus Amax Minerals Co. $4.00 convertible preferred,
 Series A                                                          465,000      24,412    .17
Valero Energy Corp. $3.125 convertible preferred                   345,000      16,387    .11
Santa Fe Energy Resources, Inc. $0.732 DECS
 convertible preferred, Series A                                   500,000       5,125    .04
                                                                              --------  -----
                                                                             1,251,291   8.65
                                                                              --------  -----


Health & Personal Care - 6.11%
American Home Products Corp.                                     4,160,000     236,080   1.63
Bristol-Myers Squibb Co.                                         2,515,000     217,862   1.51
Pharmacia & Upjohn, Inc.                                         3,580,000     147,675   1.02
Eli Lilly and Co.                                                2,462,800     137,917    .95
Warner-Lambert Co.                                               1,550,000      84,475    .58
Tambrands Inc.                                                   1,300,000      52,975    .37
Glycomed Inc. 7.50% convertible debentures 2003                 $5,000,000       4,150    .03
McKesson Corp. 4.50% convertible debentures 2004                $2,650,000       2,292    .02
                                                                              --------  -----
                                                                               883,426   6.11
                                                                              --------  -----


Utilities: Electric & Gas - 4.23%
Southern Co.                                                     2,300,000      52,037    .36
DTE Energy Co.                                                   1,750,000      50,312    .35
National Power PLC                                               8,140,000      50,061    .35
Public Service Enterprise Group Inc.                             1,825,000      47,678    .33
Entergy Corp.                                                    1,850,000      47,175    .33
Consolidated Edison Co. of New York, Inc.                        1,700,000      45,900    .32
Union Electric Co.                                               1,175,000      44,209    .31
Long Island Lighting Co.                                         2,450,000      41,650    .29
Equitable Resources, Inc.                                        1,500,000      38,063    .26
Peoples Energy Corp.                                             1,080,000      33,615    .23
General Public Utilities Corp.                                   1,023,900      33,277    .23
American Electric Power Co., Inc.                                  780,000      32,370    .22
Houston Industries Inc.                                          1,300,000      29,413    .20
AGL Resources, Inc.                                              1,340,000      24,455    .17
Puget Sound Power & Light Co.                                      700,000      15,925    .11
Pacific Gas and Electric Co.                                       435,000       8,591    .06
PECO Energy Co.                                                    275,000       6,462    .05
Eastern Utilities Associates                                       387,100       6,145    .04
Unicom Corp.                                                       150,000       3,525    .02
                                                                              --------  -----
                                                                               610,863   4.23
                                                                              --------  -----


Insurance - 3.55%
Lincoln National Corp.                                           2,540,000     108,267    .75
American General Corp.                                           2,500,000      86,875    .60
St. Paul Companies, Inc.                                         1,280,000      66,240    .46
Ohio Casualty Corp. (2)                                          1,830,400      58,115    .40
SAFECO Corp.                                                     1,500,000      51,656    .36
Italy (Republic of) 5.00% PENs 2001
 (exchangeable into INA SpA)                                   $51,000,000      50,939    .35
USF&G Corp.                                                      1,300,000      20,638
USF&G Corp. 0% convertible debentures 2009                     $10,000,000       5,900    .18
CIGNA Corp.                                                        200,000      21,300    .15
Allstate Corp. 6.76% exchangeable notes 1998                       370,000      15,771    .11
Alexander & Alexander Services Inc. $3.625 convertible
 preferred, Series A (1)                                           220,000      10,230    .07
St. Paul Capital LLC 6.00% MIPS convertible preferred              190,000       9,856    .07
Mutual Risk Management Ltd. 0% convertible debentures
 2015 (1)                                                      $22,000,000       7,700    .05
                                                                              --------  -----
                                                                               513,487   3.55
                                                                              --------  -----


Telecommunications - 3.21%
U S WEST Communications Group                                    4,400,000     133,650
U S WEST Communications Group 0% convertible debentures
 2011                                                          $70,000,000      24,500   1.09
Ameritech Corp.                                                  1,492,200      82,817    .57
Pacific Telesis Group                                            2,435,000      81,877    .57
Bell Atlantic Corp.                                              1,100,000      65,038    .45
NYNEX Corp.                                                        900,000      40,387    .28
International CableTel Inc. 7.25% convertible
 notes 2005 (1)                                                 $8,000,000       8,540
International CableTel Inc. 7.00% convertible debentures
 2008 (1)                                                      $15,000,000      13,538    .15
ALLTEL Corp.                                                       500,000      13,687    .10
IntelCom Group (USA), Inc. warrants, expire 2005
 (1)(3)                                                             19,800         252    .00
Comunicacion Celular SA warrants, expire 2003 (1)(3)                31,000         155    .00
NEXTEL Communications, Inc. warrants (formerly Dial Page, Inc.)
 (3)(4)                                                             51,912           0    .00
                                                                              --------  -----
                                                                               464,441   3.21
                                                                              --------  -----


Beverages & Tobacco - 2.81%
Philip Morris Companies Inc.                                     2,500,000     261,562   1.81
RJR Nabisco Holdings Corp.                                       3,200,000      98,400    .68
UST Inc.                                                         1,400,000      46,550    .32
                                                                              --------  -----
                                                                               406,512   2.81
                                                                              --------  -----


Merchandising - 2.41%
J.C. Penney Co., Inc.                                            4,864,300     241,999   1.67
Giant Food Inc., Class A                                         2,340,000      78,682    .54
Staples, Inc. 4.50% convertible debentures 2000 (1)            $17,000,000      16,957    .12
Home Shopping Network, Inc. 5.875% convertible debentures
 2006 (1)                                                      $10,000,000       9,700    .07
Thrifty PayLess, Inc., Class B (3)                                  57,000         798    .01
                                                                              --------  -----
                                                                               348,136   2.41
                                                                              --------  -----


Forest Products & Paper - 2.08%
Union Camp Corp.                                                 1,660,000      79,680    .55
Weyerhaeuser Co.                                                 1,805,000      75,359    .52
UPM-Kymmene Corp.                                                2,628,300      57,724    .40
James River Corp. of Virginia                                      550,000      13,887
James River Corp. of Virginia $1.55 DECS convertible
 preferred                                                       1,665,000      40,376    .37
Sonoco Products Co. $2.25 convertible preferred                    345,000      21,131    .15
Bowater Inc. 7.00% PRIDES convertible preferred
 depositary shares, Series B                                       485,000      13,156    .09
                                                                              --------  -----
                                                                               301,313   2.08
                                                                              --------  -----


Chemicals - 2.03%
E.I. du Pont de Nemours and Co.                                  1,820,000     146,965   1.02
Dow Chemical Co.                                                   900,000      66,937    .46
Ethyl Corp.                                                      5,200,000      46,800    .33
Eastman Chemical Co.                                               450,000      23,513    .16
Atlantic Richfield Co. DECS convertible preferred                  400,000       9,150    .06
                                                                              --------  -----
                                                                               293,365   2.03
                                                                              --------  -----


Automobiles - 1.55%
Ford Motor Co.                                                   5,932,700     192,813   1.33
General Motors Corp.                                               650,000      31,687    .22
                                                                              --------  -----
                                                                               224,500   1.55
                                                                              --------  -----


Business & Public Services - 1.43%
Dun & Bradstreet Corp.                                             750,000      43,125    .30
Moore Corp. Ltd.                                                 1,900,000      33,012    .23
Browning-Ferris Industries, Inc. 7.25% ACES convertible
 preferred                                                       1,000,000      26,625    .18
Alco Standard Corp.                                                201,612       8,821
Alco Standard Corp. 6.50% ACES convertible preferred               200,000      16,600    .18
Tenet Healthcare Corp. 6.00% exchangeable notes 2005           $25,000,000      24,250    .17
FHP International Corp. convertible preferred, Series A            785,000      19,061    .13
Ceridian Corp. $2.75 cumulative convertible
 exchangeable preferred                                            170,000      16,235    .11
Vivra Inc. 5.00% convertible debentures 2001 (1)               $15,000,000      14,550    .10
Electronic Data Systems Holding Corp.                               78,546       4,153    .03
Protection One Alarm Monitoring, Inc. warrants (1)(3)               57,600         562    .00
                                                                              --------  -----
                                                                               206,994   1.43
                                                                              --------  -----


Broadcasting & Publishing - 1.20%
Time Warner Financing Trust 4.00% PERCS 1997                       790,000      28,144
Time Warner Inc. exchangeable preferred, Series K (1)               30,668      30,362
Time Warner Inc. 0% convertible debentures 2012                $36,000,000      13,050
Time Warner Inc. 0% convertible debentures 2013                $57,500,000      24,006    .66
Comcast Corp. 1.125% convertible debentures 2007               $54,000,000      23,962    .17
Turner Broadcasting System, Inc. 0% convertible
 debentures 2007 (1)                                           $45,000,000      21,375    .15
Reader's Digest Assn., Inc., Class  A                              500,000      20,688    .14
Tele-Communications International 4.50% convertible
 debentures 2006                                               $15,000,000      12,375    .08
Heartland Wireless Communications, Inc. warrants, expire
 2000 (1)(3)                                                        18,000          72    .00
                                                                              --------  -----
                                                                               174,034   1.20
                                                                              --------  -----


Multi-Industry - 0.94%
Tenneco Inc.                                                     2,051,300     101,027    .70
Minnesota Mining and Manufacturing Co.                             400,000      26,000    .18
Harsco Corp.                                                       160,000       9,480    .06
                                                                              --------  -----
                                                                               136,507    .94
                                                                              --------  -----


Food & Household Products - 0.84%
General Mills, Inc.                                              1,435,000      77,849    .54
H.J. Heinz Co.                                                   1,300,000      43,062    .30
                                                                              --------  -----
                                                                               120,911    .84
                                                                              --------  -----


Miscellaneous Materials & Commodities - 0.79%
English China Clays PLC (2)                                     17,932,600      72,920    .50
Cooper Industries, Inc. 6.00% DECS convertible preferred         1,500,000      24,000    .17
Olin Corp.                                                         203,100      17,213    .12
                                                                              --------  -----
                                                                               114,133    .79
                                                                              --------  -----


Real Estate - 0.71%
Security Capital Realty, Inc. (1)(3)(4)                             18,680      19,696
Security Capital Realty, Inc. 12.00% convertible
 debentures 2014 (1)(4)                                        $14,150,000      14,263    .23
Security Capital Pacific Trust                                     830,000      17,222
Security Capital Pacific Trust $1.75
 convertible preferred, Series A                                   600,000      15,225    .23
Weingarten Realty Investors                                        685,000      27,571    .19
Western Investment Real Estate Trust                               710,000       8,875    .06
                                                                              --------  -----
                                                                               102,852    .71
                                                                              --------  -----


Financial Services - 0.66%
Beneficial Corp.                                                 1,200,000      64,800    .45
American Express Co.                                               250,000      10,937    .08
First USA, Inc. 6.25% PRIDES convertible preferred                 250,000      10,625    .07
United Companies Financial Corp. 6.75% PRIDES
 convertible preferred                                             159,000       8,904    .06
                                                                              --------  -----
                                                                                95,266    .66
                                                                              --------  -----


Transportation: Airlines - 0.54%
Continental Airlines Finance Trust 8.50% convertible
 TOPrS (1)                                                         450,000      27,000
Continental Airlines, Inc. 6.75% convertible debentures
 2006 (1)                                                      $18,500,000      18,454    .31
Delta Air Lines, Inc.                                              309,752      21,644    .15
Airborne Freight Corp. 6.75% convertible debentures 2001        $6,500,000       6,435    .05
Alaska Air Group, Inc. 6.50% convertible debentures 2005        $4,000,000       4,820    .03
                                                                              --------  -----
                                                                                78,353    .54
                                                                              --------  -----


Recreation & Other Consumer Products - 0.52%
Eastman Kodak Co.                                                  600,000      44,775    .31
Jostens, Inc.                                                    1,580,000      30,218    .21
                                                                              --------  -----
                                                                                74,993    .52
                                                                              --------  -----


Industrial Components - 0.44%
Goodyear Tire & Rubber Co.                                       1,000,000      44,250    .31
Dana Corp.                                                         700,000      19,512    .13
                                                                              --------  -----
                                                                                63,762    .44
                                                                              --------  -----

Metals: Steel - 0.42%
USX Corp. $3.25 convertible preferred                              350,000      15,006
USX Corp. 5.75% convertible debentures 2001                    $21,000,000      19,110    .24
Carpenter Technology Corp.                                         500,000      16,625    .11
Bethlehem Steel Corp. $3.50 convertible preferred (1)              250,000       9,750    .07
                                                                              --------  -----
                                                                                60,491    .42
                                                                              --------  -----


Energy Equipment - 0.30%
Cooper Industries, Inc.                                          1,100,000      43,313    .30
                                                                              --------  -----
                                                                                43,313    .30
                                                                              --------  -----


Metals: Nonferrous - 0.29%
Inco Ltd. 5.75% convertible debentures 2004                    $15,000,000      18,150    .13
Alumax Inc. $4.00 convertible preferred, Series A                   90,000      11,385    .08
Freeport-McMoRan Copper & Gold Inc., Class B                       299,991       8,887    .06
Kaiser Aluminum Corp. 8.255% PRIDES convertible
 preferred                                                         260,000       2,892    .02
                                                                              --------  -----
                                                                                41,314    .29
                                                                              --------  -----


Machinery & Engineering - 0.18%
Thermo Electron Corp. 5.00% convertible debentures
 2001 (1)                                                       $1,900,000       3,401
Thermo Electron Corp. 4.25% convertible debentures 2003
 (1)                                                           $20,000,000      22,800    .18
                                                                              --------  -----
                                                                                26,201    .18
                                                                              --------  -----


Data Processing & Reproduction - 0.15%
Data General Corp. 7.75% convertible debentures 2001           $10,000,000       9,000    .06
Wang Laboratories, Inc. 6.50% convertible preferred
 depositary shares, Series B (1)                                   170,000       7,650    .06
AST Research, Inc. 0% convertible debentures 2013              $15,000,000       4,575    .03
                                                                              --------  -----
                                                                                21,225    .15
                                                                              --------  -----

Electronic Components & Instruments - 0.09%
Seagate Technology 5.00% convertible debentures 2003 (1)        $3,365,000       6,259    .04
Maxtor Corp. 5.75% convertible debentures 2012                  $7,500,000       5,175    .04
Geotek Communications, Inc. warrants, expire 2005 (1)(3)           300,000       1,500    .01
                                                                              --------  -----
                                                                                12,934    .09
                                                                              --------  -----


MISCELLANEOUS: Equity-type securities
 in initial period of acquisition                                              470,471   3.26
                                                                              --------  -----

TOTAL EQUITY-TYPE SECURITIES (cost: $7,328,943,000)                          8,774,305  60.69
                                                                              --------  -----

----------------------------------                                     ---
                                                                 Principal
Bonds & Notes                                                       Amount
                                                                     (000)
----------------------------------                                     ---
Broadcasting, Advertising & Publishing - 3.92%
Time Warner Inc. 7.45% 1998                                      $  10,000      10,093
Time Warner Inc. 9.625% 2002                                        24,000      26,317
Time Warner Inc. 10.15% 2012                                        12,000      13,753
Time Warner Inc. 9.125% 2013                                        20,000      20,820    .49
Bell Cablemedia PLC 0%/11.95% 2004 (5)                              53,750      38,700    .27
News America Holdings Inc. 10.125% 2012                             20,000      22,365
News America Holdings Inc. 9.25% 2013                                7,500       8,111
News America Holdings Inc. 8.45% 2034                                7,500       7,913    .27
Continental Cablevision, Inc. 8.50% 2001                            20,200      21,062
Continental Cablevision, Inc. 10.625% 2002                           5,500       5,926
Continental Cablevision, Inc. 8.875% 2005                            7,000       7,497    .24
Cablevision Systems Corp. 10.75% 2004                               18,000      18,090
Cablevision Systems Corp. 9.875% 2013                               11,500      10,580
Cablevision Systems Corp. 9.875% 2023                                6,000       5,370    .24
TKR Cable I, Inc. 10.50% 2007                                       30,000      32,687    .23
International CableTel Inc. 0%/10.875% 2003 (5)                     20,075      14,755
International CableTel Inc. 0%/12.75% 2005 (5)                      22,000      14,135    .20
Videotron Holdings PLC 0%/11.125% 2004 (5)                          37,500      27,375    .19
Chancellor Broadcasting Co. 9.375% 2004                             24,000      23,160
Chancellor Broadcasting Co. 12.50% 2004                              2,000       2,210    .18
Marvel Holdings Inc. 0% 1998                                        24,250      19,279    .13
Univision Television Group, Inc. 11.75% 2001                        17,000      18,105    .13
American Media Operations, Inc. 11.625% 2004                        17,750      18,016    .12
Tele-Communications, Inc. 9.875% 1998                                7,100       7,420
Tele-Communications, Inc. 10.125% 2001                               5,000       5,456
Tele-Communications, Inc. 9.25% 2023                                 3,500       3,360    .11
Comcast Corp. 10.25% 2001                                           12,600      13,041
Comcast Corp. 9.375% 2005                                            3,000       2,940    .11
TeleWest plc 9.625% 2006                                             5,000       4,863
TeleWest plc 0%/11.00% 2007 (5)                                     18,000      10,530    .11
Century Communications Corp. 9.50% 2000                              3,500       3,518
Century Communications Corp. 9.75% 2002                              7,000       7,070
Century Communications Corp. 11.875% 2003                            4,400       4,664    .10
Viacom International Inc. 9.125% 1999                                4,000       4,110
Viacom International Inc. 10.25% 2001                                9,500      10,201    .10
Insight Communications Co., LP 11.25% 2000 (6)                      12,750      12,846    .09
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (5)                   18,500      11,192    .08
Infinity Broadcasting Corp. 10.375% 2002                            10,250      10,814    .07
Young Broadcasting Inc. 10.125% 2005                                10,500      10,185    .07
Multicanal Participacoes SA 12.625% 2004 (1)                         8,750       9,100    .06
TCI Communications, Inc. 8.75% 2015                                  8,000       7,677    .05
Grupo Televisa, SA, Series A, 11.375% 2003 (1)                       3,750       3,802
Grupo Televisa, SA 0%/13.25% 2008 (1)(5)                             6,500       3,510    .05
Summitt Communications 10.50% 2005                                   6,655       7,221    .05
Storer Communications, Inc. 10.00% 2003                              6,000       6,000    .04
Adelphia Communications Corp. 9.875% 2005                            6,500       5,915    .04
American Radio Systems Corp. 9.00% 2006                              4,000       3,810    .03
Rogers Communications Inc. 10.875% 2004                              3,500       3,570    .02
Heartland Wireless Communications, Inc. 13.00% 2003                  3,000       3,210    .02
CAI Wireless Systems, Inc. 12.25% 2002                               3,000       3,105    .02
EZ Communications, Inc. 9.75% 2005                                   2,000       1,970    .01
                                                                              --------  -----
                                                                               567,419   3.92
                                                                              --------  -----


Wireless Communications - 2.22%
NEXTEL Communications, Inc. 0%/11.50% 2003 (5)                      40,500      26,325
NEXTEL Communications, Inc. 0%/9.75% 2004 (5)                       61,000      34,160
NEXTEL Communications, Inc. 0%/10.125% 2004
 (formerly CenCall) (5)                                             44,250      25,886
NEXTEL Communications, Inc. 0%/12.25% 2004
 (formerly Dial Call) (5)                                           32,500      19,906    .74
360 Communications Co. 7.125% 2003                                  22,500      21,660
360 Communications Co. 7.50% 2006                                   14,000      13,357    .24
Centennial Cellular Corp. 8.875% 2001                               28,000      26,040
Centennial Cellular Corp. 10.125% 2005                               3,000       2,880    .20
Comcast Cellular Corp., Series A, 0% 2000                           14,500       9,896
Comcast Cellular Corp., Series B, 0% 2000                           25,300      17,394    .19
PriCellular Wireless Corp. 0%/14.00% 2001 (5)                       10,000       8,950
PriCellular Wireless Corp. 0%/12.25% 2003 (5)                       14,550      11,494    .14
Comunicacion Celular SA 0%/13.125% 2003 (5)                         31,000      18,600    .13
Cellular Communications International, Inc.,
 units consisting of notes and warrants, 0% 2000 (3)                24,500      15,067    .10
Cellular, Inc. 0%/11.75% 2003 (5)                                   18,000      14,760    .10
Horizon Cellular Telephone Co., LP, Series B,
 0%/11.375% 2000 (5)                                                15,000      14,100    .10
Paging Network, Inc. 11.75% 2002                                    10,500      11,366    .08
InterCel, Inc. 0%/12.00% 2006 (5)                                   17,500       9,406    .06
Geotek Communications, Inc., Series B, 0%/15.00% 2005
 (5)                                                                10,000       6,150    .04
MobileMedia Communications, Inc. 0%/10.50% 2003 (5)                  8,000       5,620    .04
Commnet Cellular Inc. 11.25% 2005                                    3,000       3,165    .02
Rogers Cantel Inc. 9.375% 2008                                       3,000       2,910    .02
Vanguard Cellular Systems, Inc. 9.375% 2006                          3,000       2,895    .02
                                                                              --------  -----
                                                                               321,987   2.23
                                                                              --------  -----


Transportation - 1.90%
Jet Equipment Trust, Series 1994-A, Class B1, 10.91%
 2006 (1)                                                            6,965       7,923
Jet Equipment Trust, Series 1995-B, Certificates,
 10.91% 2014 (1)                                                     4,750       5,166
Jet Equipment Trust, Series 1995-A, Class B, 8.64%
 2015 (1)                                                           14,756      15,633
Jet Equipment Trust, Series 1995-A, Class C, 10.69%
 2015 (1)                                                            5,000       5,829
Jet Equipment Trust, Series 1995-B, Class A, 7.63%
 2015 (1)                                                           14,241      14,290
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (1)                                                            5,500       5,947    .38
Airplanes Pass Through Trust, pass-through certificates,
 Class B, 6.596% 2019 (6)(7)                                         7,396       7,451
Airplanes Pass Through Trust, pass-through certificates,
 Class C, 8.15% 2019 (7)                                            15,000      14,963
Airplanes Pass Through Trust, pass-through certificates,
 Class D, 10.875% 2019 (7)                                          22,800      23,740    .32
Delta Air Lines, Inc. 9.875% 1998                                    6,750       7,033
Delta Air Lines, Inc. 10.375% 2022                                  13,000      15,511
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 (7)                                      5,000       5,402
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 (7)                                     6,000       7,057    .24
USAir, Inc. 9.625% 2001                                             13,179      12,256
USAir, Inc., enhanced equipment notes, Class C, 8.93%
 2008 (1)                                                            7,000       7,245
USAir, Inc., pass-through trust, Series 1993-A3, 10.375%
 2013 (7)                                                           10,000       9,912    .21
Continental Airlines, pass-through certificates,
 Series 1996-2C, 10.22% 2014 (1)(7)                                  4,250       4,802
Continental Airlines, pass-through certificates,
 Series 1996-A, 6.94% 2015 (1)(7)                                    9,000       8,663
Continental Airlines, pass-through certificates,
 Series 1996-C, 9.50% 2015 (1)(7)                                   13,000      14,056    .19
United Air Lines, Inc. 9.00% 2003                                    8,000       8,369
United Air Lines, Inc., pass-through certificates,
 Series 1993-A3, 8.39% 2011 (7)                                      7,500       7,541
United Airlines, Inc., pass-through certificates,
 Series 1996-A2 7.87% 2019 (7)                                       5,000       4,692    .14
Northwest Airlines, Inc. 12.0916% 2000                               9,663       9,735
NWA Trust No. 2, Class D, 13.875% 2008                               9,000      10,440    .14
TNT Transport (Euro) PLC/TNT (USA) Inc. 11.50% 2004                 11,750      11,956    .08
Atlas Air, pass-through certificates, 12.25% 2002 (7)               10,000      10,600    .07
Teekay Shipping Corp. 8.32% 2008                                     9,820       9,231    .06
MC-Cuernavaca Trust 9.25% 2001 (1)                                   7,730       5,295    .04
SFP Pipeline Holdings, Inc. 11.16% 2010                              3,000       3,544    .03
                                                                              --------  -----
                                                                               274,282   1.91
                                                                              --------  -----


Energy Sources and Energy Equipment & Services - 1.70%
California Energy Co., Inc. 9.875% 2003                              5,000       5,075
California Energy Co., Inc. 0%/10.25% 2004 (5)                      61,300      60,687    .45
Oryx Energy Co. 9.50% 1999                                          15,000      15,733
Oryx Energy Co. 8.375% 2004                                          8,000       8,020
Oryx Energy Co. 8.125% 2005                                          3,500       3,434    .19
Mesa Capital Corp. 12.75% 1998                                      15,000      15,038
Mesa Operating Co. 0%/11.625% 2006 (5)                               8,500       5,142
Mesa Operating Co. 10.625% 2006                                      2,000       2,045    .15
Global Marine, Inc. 12.75% 1999                                     17,500      18,900    .13
J. Ray McDermott, SA 9.375% 2006                                    17,000      16,745    .12
Cliffs Drilling Co. 10.25% 2003 (1)                                 14,250      14,250    .10
Flores & Rucks, Inc. 13.50% 2004                                    12,000      13,800    .10
Occidental Petroleum Corp. 9.25% 2019                               11,400      13,273    .09
Falcon Drilling Co., Inc. 9.75% 2001                                 6,000       6,060
Falcon Drilling Co., Inc. 8.875% 2003                                5,000       4,800    .08
Chesapeake Energy Corp. 10.50% 2002                                  3,850       4,067
Chesapeake Energy Corp. 9.125% 2006                                  6,000       5,880    .07
Dual Drilling Co. 9.875% 2004                                        8,550       8,978    .06
OXYMAR 7.50% 2016 (1)                                                8,000       7,270    .05
Subic Power Corp. 9.50% 2008 (1)                                     6,552       6,552    .05
Noble Drilling Corp. 9.25% 2003                                      2,750       2,764    .02
Petroleo Brasileiro SA-PETROBRAS 10.15% 1998 (6)                     2,500       2,584    .02
Parker & Parsley Petroleum Co. 8.25% 2007                            2,000       2,073    .01
TransTexas Gas Corp. 11.50% 2002                                     2,000       1,990    .01
                                                                              --------  -----
                                                                               245,160   1.70
                                                                              --------  -----


Utilities - Electric & Gas - 1.50%
Long Island Lighting Co. 7.30% 1999                                 41,240      40,051
Long Island Lighting Co. 6.25% 2001                                  9,000       8,103
Long Island Lighting Co. 7.125% 2005                                10,000       8,817
Long Island Lighting Co. 7.50% 2007                                 15,000      13,205
Long Island Lighting Co. 7.90% 2008                                 20,000      19,105
Long Island Lighting Co. 8.90% 2019                                 32,000      29,326
Long Island Lighting Co. 9.00% 2022                                 17,000      15,778
Long Island Lighting Co. 8.20% 2023                                 22,500      19,909
Long Island Lighting Co. 9.625% 2024                                22,250      22,040   1.22
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91 10.33% 2002                           5,656       5,854
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-94 10.33% 2002                           8,650       8,953    .10
Columbia Gas System, Inc., Series F 7.42% 2015                      12,000      11,118    .08
Bridas Corp. 12.50% 1999                                             6,000       6,240    .04
El Paso Electric Co., Series A, 7.25% 1999                           5,431       5,340    .04
CMS Energy Corp. 9.50% 1997                                          3,000       3,053    .02
                                                                              --------  -----
                                                                               216,892   1.50
                                                                              --------  -----


Telecommunications - 1.05%
MFS Communications Co., Inc. 0%/9.375% 2004 (5)                     97,800      73,350
MFS Communications Co., Inc. 0%/8.875% 2006 (5)                     43,250      25,409    .68
IntelCom Group (USA), Inc. 0%/13.50% 2005 (5)                        8,000       4,780
IntelCom Group (USA), Inc. 0%/12.5% 2006 (1)(5)                     22,500      11,925    .12
Brooks Fiber Properties, Inc. 0%/10.875% 2006 (1)(5)                29,000      15,225    .11
PanAmSat, LP 9.75% 2000                                             10,300      10,712    .07
Teleport Communications 9.875% 2006                                  7,500       7,181    .05
Telecom Argentina STET-France Telecom SA 12.00% 2002                 2,500       2,637    .02
                                                                              --------  -----
                                                                               151,219   1.05
                                                                              --------  -----


Business & Public Services - 0.82%                                                          .
Federal Express Corp. 10.00% 1998                                    4,000       4,260
Federal Express Corp. 9.875% 2002                                    7,000       7,843
Federal Express Corp. 7.53% 2006                                    13,287      13,275
Federal Express Corp, pass-through certificates,
 Series 1996-A1, 7.85% 2015 (7)                                     10,000      10,034    .24
Integrated Health Services, Inc. 10.75% 2004                         5,175       5,330
Integrated Health Services, Inc. 10.25% 2006 (1)                    16,900      16,942    .15
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 (5)                                                18,000      15,435    .11
Neodata Services, Inc. 12.00% 2003                                  11,000      10,973    .08
Mariner Health Group, Inc. 9.50% 2006 (1)                           11,000      10,780    .07
Regency Health Services, Inc. 9.875% 2002                            5,000       4,850
Regency Health Services, Inc. 12.25% 2003 (1)                        5,000       5,150    .07
ADT Operations 9.25% 2003                                            7,000       7,315    .05
Merit Behavioral Care Corp. 11.50% 2005                              6,750       7,054    .05
                                                                              --------  -----
                                                                               119,241    .82
                                                                              --------  -----


Forest Products & Paper - 0.78%
Container Corp. of America 10.75% 2002                               1,000       1,035
Container Corp. of America 9.75% 2003                               49,050      48,560
Container Corp. of America 11.25% 2004                              23,000      23,920    .51
Fort Howard Corp. 9.25% 2001                                         9,500       9,548
Fort Howard Corp. 8.25% 2002                                         4,500       4,297    .10
Tjiwi Kimia International Finance Co. 13.25% 2001                    6,750       7,594    .05
Grupo Industrial Durango, SA de CV 12.00% 2001                       6,000       6,067    .04
Repap Wisconsin 9.875% 2006                                          6,325       5,787    .04
Four M Corp., Series A, 12.00% 2006 (1)                              4,000       4,080    .03
Pacific Lumber Co. 10.50% 2003                                       1,500       1,470    .01
                                                                              --------  -----
                                                                               112,358    .78
                                                                              --------  -----


Food Retailing and Food Products & Beverages - 0.54%
Canandaigua Wine Co., Inc. 8.75% 2003                               17,500      17,063    .12
Stater Brothers Holdings Inc. 11.00% 2001                           16,000      16,640    .11
Star Markets Co., Inc. 13.00% 2004                                   9,750      10,189    .07
Dr Pepper Bottling Co. of Texas 10.25% 2000                          7,500       7,687    .05
Allied Supermarkets Inc. (Vons) 6.625% 1998                          7,443       7,369    .05
Smith's Food & Drug Centers, Inc., pass-through
 certificates, Series 94-A2, 8.64% 2012 (7)                          8,000       6,400    .04
Carr-Gottstein Foods Co. 12.00% 2005                                 5,000       5,100    .04
Bruno's, Inc. 10.50% 2005                                            5,000       4,987    .03
Safeway Inc. 10.00% 2002                                             3,500       3,885    .03
                                                                              --------  -----
                                                                                79,320    .54
                                                                              --------  -----


General Retailing & Merchandising - 0.49%
Barnes & Noble, Inc. 11.875% 2003                                   22,500      24,244    .17
AnnTaylor, Inc. 8.75% 2000                                          13,696      12,635    .09
May Department Stores Co. 8.375% 2024                               10,000      10,165    .07
Thrifty PayLess, Inc. 12.25% 2004                                    6,491       7,205    .05
Woolworth Corp., Series A, 7.00% 2002                                6,800       6,635    .05
Dayton Hudson Corp. 9.50% 2015                                       5,000       5,719    .04
Loehmann's Inc. 11.875% 2003                                         3,250       3,376    .02
                                                                              --------  -----
                                                                                69,979    .49
                                                                              --------  -----


Banking and Insurance - 0.46%
SFFED Corp. 11.20% 2004 (1)                                         10,000      11,500    .08
The Equitable Life Assurance Society of the
 United States 7.70% 2015 (1)                                       10,000       9,656    .07
Metropolitan Life Insurance Co. 7.45% 2023 (1)                      10,000       9,073    .06
Midland American Capital 12.75% 2003                                 6,000       6,740    .05
Bank of Scotland 8.80% 2004 (1)                                      5,000       5,375    .04
New American Capital, Inc. 9.60% 1999 (1)                            5,000       5,212    .03
Dime Bancorp, Inc. 10.50% 2005                                       4,000       4,320    .03
First Nationwide Holdings Inc. 12.50% 2003                           4,000       4,200    .03
Coast Federal Bank 13.00% 2002                                       3,500       3,885    .03
Chevy Chase Savings Bank, FSB 9.25% 2005                             4,000       3,770    .02
Fairfax Financial Holdings Ltd. 8.25% 2015                           3,000       2,979    .02
                                                                              --------  -----
                                                                                66,710    .46
                                                                              --------  -----


Metals: Steel & Nonferrous - 0.46%
Kaiser Aluminum and Chemical Corp. 9.875% 2002                       5,000       4,900
Kaiser Aluminum and Chemical Corp. 12.75% 2003                       9,000       9,405    .10
Acme Metals Inc. 12.50% 2002                                         3,000       3,030
Acme Metals Inc. 0%/13.50% 2004 (5)                                 10,500       9,555    .09
Inco Ltd. 9.60% 2022                                                 1,625       1,693
Inco Ltd. 9.875% 2019                                                6,500       7,013    .06
Pohang Iron & Steel Co., Ltd. 7.375% 2005                            7,000       6,842    .05
Ispat Mexicana, SA de CV, 10.375% 2001 (1)                           2,000       1,940
Ispat Mexicana, SA de CV, 10.375% 2001                               4,000       3,880    .04
USX Corp. 9.125% 2013                                                5,000       5,393    .04
UCAR Global Enterprises Inc. 12.00% 2005                             4,250       4,802    .03
Oregon Steel Mills, Inc. 11.00% 2003                                 4,250       4,441    .03
AK Steel Corp. 10.75% 2004                                           2,750       2,977    .02
                                                                              --------  -----
                                                                                65,871    .46
                                                                              --------  -----


Data Processing & Reproduction - 0.36%
Digital Equipment Corp. 8.625% 2012                                 25,314      24,607    .17
Apple Computer, Inc. 6.50% 2004                                     18,920      14,947    .10
Unisys Corp. 12.00% 2003                                            12,000      12,060    .09
                                                                              --------  -----
                                                                                51,614    .36
                                                                              --------  -----


Real Estate - 0.35%
B.F. Saul Real Estate Investment Trust 11.625% 2002                 23,000      23,575    .16
Irvine Co. 7.46% 2006 (1)(4)                                        10,000       9,300    .06
Beverly Finance Corp. 8.36% 2004 (1)                                 5,000       5,144    .04
Shopping Center Associates 6.75% 2004 (1)                            5,000       4,719    .03
Security Capital Industrial Trust 7.95% 2008                         4,000       3,948    .03
ERP Operating LP 7.95% 2002                                          3,750       3,784    .03
                                                                              --------  -----
                                                                                50,470    .35
                                                                              --------  -----


Financial Services - 0.33%
General Motors Acceptance Corp. 7.00% 2000                           3,000       3,007
General Motors Acceptance Corp. 9.625% 2001                         20,000      22,174
General Motors Acceptance Corp. 8.75% 2005                           5,000       5,389    .21
Ford Capital BV 10.125% 2000                                         5,500       6,120    .04
General Electric Capital Corp. 8.875% 2009                           4,000       4,563    .03
Credit Foncier de France 8.00% 2002                                  4,000       4,095    .03
HomeSide, Inc. 11.25% 2003 (1)                                       3,000       3,128    .02
                                                                              --------  -----
                                                                                48,476    .33
                                                                              --------  -----


Leisure & Tourism - 0.31%
Foodmaker, Inc. 9.25% 1999                                           8,750       8,662
Foodmaker, Inc. 9.75% 2002                                           3,550       3,390    .08
Trump Atlantic City Funding, Inc. 11.25% 2006                       11,750      11,456    .08
Harrah's Operating Co. Inc. 8.75% 2000                               4,000       4,030
Harrah's Operating Co. Inc. 10.875% 2002                             5,000       5,325    .07
Station Casinos, Inc. 9.625% 2003                                    7,650       7,277    .05
Rio Hotel & Casino, Inc. 10.625% 2005                                2,000       2,100    .01
Four Seasons Hotels Inc. 9.125% 2000 (1)                             2,000       1,993    .01
Plitt Theatres, Inc. 10.875% 2004                                    1,000       1,011    .01
                                                                              --------  -----
                                                                                45,244    .31
                                                                              --------  -----


Automobiles - 0.31%
General Motors Corp. 9.45% 2011                                      5,000       5,722
General Motors Corp. 8.80% 2021                                     35,000      38,957    .31
                                                                              --------  -----
                                                                                44,679    .31
                                                                              --------  -----


Construction & Building Materials - 0.29%
M.D.C. Holdings, Inc. 11.125% 2003                                  12,000      11,520    .08
Del Webb Corp. 9.75% 2003                                           10,500      10,185    .07
The Ryland Group, Inc. 10.50% 2006                                   7,500       7,388    .05
Building Materials Corp. 0%/11.75% 2004 (5)                          7,500       5,644    .04
Continental Homes Holding Corp. 10.00% 2006                          5,000       4,750    .03
Schuller International Group, Inc. 10.875% 2004                      2,000       2,160    .02
                                                                              --------  -----
                                                                                41,647    .29
                                                                              --------  -----


Aerospace, Automotive Parts and Machinery - 0.22%
Coltec Industries Inc 9.75% 1999                                     5,500       5,638
Coltec Industries Inc 9.75% 2000                                     8,500       8,712    .10
AGCO Corp. 8.50% 2006 (1)                                           10,000       9,925    .07
Caterpillar Inc. 8.01% 2002                                          5,000       5,207    .04
MagneTek, Inc. 10.75% 1998                                           2,000       1,995    .01
                                                                              --------  -----
                                                                                31,477    .22
                                                                              --------  -----


Recreation, Other Consumer Products - 0.18%
Tyco Toys, Inc. 10.125% 2002                                        18,700      17,952    .12
AMF Group Inc. 0%/12.25% 2006 (1)(5)                                10,000       5,600
AMF Group Inc. 10.875% 2006 (1)                                      3,000       2,985    .06
                                                                              --------  -----
                                                                                26,537    .18
                                                                              --------  -----


Appliances & Household Durables - 0.07%
Samsung Electronics Co., Ltd. 8.50% 2002 (1)                         6,000       6,272    .04
The Knoll Group, Inc. 10.875% 2006                                   3,750       3,816    .03
                                                                              --------  -----
                                                                                10,088    .07
                                                                              --------  -----


Miscellaneous - 0.23%
Newsquest Capital plc 11.00% 2006 (1)                                8,500       8,500    .06
Swire Pacific Ltd. 8.50% 2004 (1)                                    7,500       7,765    .05
Owens-Illinois, Inc. 11.00% 2003                                     6,000       6,465    .05
WestPoint Stevens Inc. 8.75% 2001                                    4,000       3,970    .03
Tenneco Inc. 10.00% 1998                                             1,500       1,593
Tenneco Inc. 7.875% 2002                                             2,000       2,049    .02
Lifestyle Furnishings International Ltd. 10.875% 2006                3,000       3,000    .02
                                                                              --------  -----
                                                                                33,342    .23
                                                                              --------  -----


Collateralized Mortgage/Asset-Backed Obligations (7)
 (excluding those issued by federal agencies) - 1.08%
Green Tree Financial Corp., Net Interest Margin Trust,
 Series 1994-A, 6.90% 2004                                           4,979       4,923
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1993-2, Class B,
 8.00% 2018                                                         14,000      13,821
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-1, Class A-3,
 7.95% 2025                                                          5,000       5,081
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9, Class A-5,
 6.80% 2027                                                          4,000       3,837    .19
Resolution Trust Corp., Series 1992-CHF, Class E,
 8.25% 2020                                                         10,825      10,420
Resolution Trust Corp., Series 1993-C1, Class D,
 9.45% 2024                                                          6,143       6,288
Resolution Trust Corp., Series 1993-C1, Class E,
 9.50% 2024                                                          1,712       1,691
Resolution Trust Corp., Series 1993-C2, Class C,
 8.00% 2025                                                          3,000       3,005
Resolution Trust Corp., Series 1993-C2, Class D,
 8.50% 2025                                                          3,290       3,307
Resolution Trust Corp., Series 1993-C2, Class E,
 8.50% 2025                                                            677         666    .18
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1992-B, Class A2,
 8.05% 2012                                                          1,834       1,845
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.251% 2021 (6)                                         17,953      17,962    .14
Electronic Transfer Master Trust 9.35% 2002 (1)                     15,000      15,135    .10
UCFC Acceptance Corp., home-equity loan pass-through
 certificates, Series 1996-B1, Class A-2 7.075% 2010                15,000      15,038    .10
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,
 7.25% 2024                                                          9,910       9,427    .07
GE Capital Mortgage Services, Inc., Series 94-2, Class
 A15, 5.442% 2009 (8)                                                6,310       3,549
GE Capital Mortgage Services, Inc., Series 94-9, Class
 A9, 6.50% 2024                                                      5,657       4,596    .06
Banco Nacional de Mexico 0% 2002 (1)                                 7,680       5,910    .04
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-37, Class A6, 7.00% 2022                                5,856       5,842    .04
Citicorp Mortgage Securities, Inc., Series 1992-20,
 Class A3, 7.50% 2006                                                5,432       5,436    .04
Fifth Avenue Capital Trust, Class C, 12.36% 2007 (1)                 5,000       5,312    .04
Standard Credit Card Master Trust I, credit card
 participation certificates, Series 1994-2A, 7.25% 2008              5,000       4,958    .03
CSFB Finance Co. Ltd. 7.00% 2005 (1)(6)                              5,000       4,813    .03
CMC Securities Corp. I, Series 1993-E, Class S9,
 6.50% 2008                                                          2,801       2,538    .02
Bank of America 9.50% 2008                                              73          74    .00
                                                                              --------  -----
                                                                               155,474   1.08
                                                                              --------  -----


Federal Agency Obligations: Mortgage Pass-Throughs (7)
  - 2.83%
Government National Mortgage Assn. 5.00% 2025 (6)                    3,975       3,888
Government National Mortgage Assn. 6.00% 2023                        3,003       2,703
Government National Mortgage Assn. 6.00% 2024 (6)                    7,164       7,224
Government National Mortgage Assn. 6.50% 2024                        4,663       4,326
Government National Mortgage Assn. 6.50% 2023-2024 (6)              88,518      88,830
Government National Mortgage Assn. 7.00% 2008-2023                  25,941      24,900
Government National Mortgage Assn. 7.00% 2022 (6)                   17,369      17,569
Government National Mortgage Assn. 7.50% 2017-2026                  34,940      34,506
Government National Mortgage Assn. 8.00% 2017                        6,152       6,309
Government National Mortgage Assn. 8.50% 2017-2026                  43,942      45,208
Government National Mortgage Assn. 9.00% 2008-2025                  13,983      14,775
Government National Mortgage Assn. 9.50% 2009-2021                  15,343      16,495
Government National Mortgage Assn. 10.00% 2016-2019                  1,732       1,883
Government National Mortgage Assn. 10.50% 2018-2019                    258         286
Government National Mortgage Assn. 11.00% 2015                         118         132   1.86
Federal National Mortgage Assn. 7.50% 2007-2023                     26,557      26,597
Federal National Mortgage Assn. 8.00% 2009-2024                     12,004      12,217
Federal National Mortgage Assn. 8.50% 2014-2023                      3,194       3,298
Federal National Mortgage Assn. 9.00% 2008-2025                     12,768      13,409
Federal National Mortgage Assn. 10.00% 2008-2025                    32,469      35,235    .63
Federal Home Loan Mortgage Corp. 8.00% 2025                          8,928       8,986
Federal Home Loan Mortgage Corp. 8.50% 2008-2020                    25,348      26,069
Federal Home Loan Mortgage Corp. 9.00% 2007-2021                    13,002      13,546
Federal Home Loan Mortgage Corp. 10.00% 2019                           124         134
Federal Home Loan Mortgage Corp. 11.50% 2000                            15          16    .34
                                                                              --------  -----
                                                                               408,541   2.83
                                                                              --------  -----


Federal Agency Obligations: Collateralized Mortgage
 Obligations - 0.16%
Federal National Mortgage Assn., Series 1993-234,
 Class SC, 5.829% 2008 (8)                                           8,754       5,493
Federal National Mortgage Assn., Series 1991-78,
 Class PK, 8.50% 2020                                                8,278       8,531
Federal National Mortgage Assn., Series 1996-4,
 Class ZA, 6.50% 2022                                                5,443       4,341    .13
Federal Home Loan Mortgage Corp., Series 1475, Class SA,
 9.118% 2008 (8)                                                     2,168       1,599
Federal Home Loan Mortgage Corp., Series 1673, Class SA,
 5.116% 2024 (8)                                                     6,000       2,586    .03
                                                                              --------  -----
                                                                                22,550    .16
                                                                              --------  -----


Other Federal Agency Obligations - 0.54%
Federal Home Loan Mortgage Corp. 5.74% 2003                          5,000       4,639
Federal Home Loan Mortgage Corp. 6.39% 2003                          7,750       7,417
Federal Home Loan Mortgage Corp. 6.44% 2003                          3,000       2,873
Federal Home Loan Mortgage Corp. 6.50% 2003                          5,000       4,770
Federal Home Loan Mortgage Corp. 6.59% 2003                          6,000       5,765
Federal Home Loan Mortgage Corp. 6.19% 2004                         12,750      11,979
Federal Home Loan Mortgage Corp. 6.27% 2004                          5,450       5,157    .29
Federal Home Loan Bank 6.41% 2003                                   10,000       9,547
Federal Home Loan Bank 6.16% 2004                                   13,000      12,265
Federal Home Loan Bank 6.27% 2004                                    6,000       5,675    .19
FNSM Principal STRIPS 0%/8.62% 2022 (5)                             10,000       8,647    .06
                                                                              --------  -----
                                                                                78,734    .54
                                                                              --------  -----


Governments and Governmental Authorities
(excluding U.S. government) - 0.87%
Argentina (Republic of) 8.375% 2003                                 13,000      11,018
Argentina (Republic of) Eurobond Series L, 6.312% 2005
 (6)                                                                40,343      30,559    .29
Venezuela (Republic of) 6.625% 2007 (6)                             45,000      32,850    .22
United Mexican States Government 7.687% 2001 (1)(6)                 15,000      14,962
United Mexican States Government 9.75% 2001                          5,000       4,963
United Mexican States Government 6.25% Eurobonds 2019                1,000         645    .14
British Columbia Hydro & Power Authority 12.50% 2014                10,000      11,621    .08
Philippine Front-Loaded Interest Reduction Bond,
 Series B 5.00% 2008 (6)                                             8,000       7,260    .05
Brazil (Republic of) Debt Conversion Bond 6.562%
 2012 (6)                                                            8,000       5,440    .04
Italy (Republic of) 6.875% 2023                                      5,000       4,517    .03
Ontario (Province of) 7.75% 2002                                     2,500       2,598    .02
                                                                              --------  -----
                                                                               126,433    .87
                                                                              --------  -----


Floating Rate Eurodollar Notes (Undated) (6) - 0.23%
Standard Chartered Bank 6.062%                                      15,000      12,336    .08
Canadian Imperial Bank of Commerce 5.375%                           10,000       8,437    .06
Bank of Nova Scotia 5.375%                                          10,000       8,250    .06
Midland Bank 6.00%                                                   5,000       4,294    .03
                                                                              --------  -----
                                                                                33,317    .23
                                                                              --------  -----


U.S. Treasury Obligations - 8.69%
7.25% August 1996                                                   50,000      50,047    .35
7.25% November 1996                                                 50,000      50,235    .35
8.00% January 1997                                                  50,000      50,524    .35
6.75% February 1997                                                  4,000       4,024    .03
6.875% April 1997                                                   50,000      50,375    .35
8.50% May 1997                                                       6,000       6,121    .04
8.50% July 1997                                                      4,000       4,094    .03
5.625% August 1997                                                  50,000      49,781    .34
8.625% August 1997                                                  50,000      51,320    .36
5.50% September 1997                                                50,000      49,726    .34
5.75% October 1997                                                  50,000      49,836    .35
8.75% October 1997                                                  25,000      25,781    .18
6.00% November 1997                                                 50,000      49,969    .35
7.875% January 1998                                                 50,000      51,242    .35
8.125% February 1998                                                30,000      30,867    .21
9.25% August 1998                                                   55,000      58,111    .40
8.875% February 1999                                                42,000      44,448    .31
9.125% May 1999                                                     10,000      10,688    .07
6.75% June 1999                                                     50,000      50,461    .35
8.75% August 2000                                                   22,500      24,261    .17
8.50% November 2000                                                 20,000      21,453    .15
7.75% February 2001                                                 50,000      52,320    .36
11.625% November 2002                                               38,000      47,601    .33
10.75% February 2003                                                19,500      23,656    .16
7.25% May 2004                                                     100,000     103,109    .71
11.625% November 2004                                               26,500      34,562    .24
6.50% May 2005                                                      55,000      54,029    .37
10.75% August 2005                                                   9,000      11,367    .08
10.375% November 2012                                                6,000       7,572    .05
8.875% August 2017                                                  61,500      73,368    .51
7.125% February 2023                                                65,250      65,546    .45
                                                                              --------  -----
                                                                             1,256,494   8.69
                                                                              --------  -----


TOTAL BONDS & NOTES (cost: $4,794,755,000)                                   4,755,555  32.89
                                                                              --------  -----



----------------------------------                                     ---         ---    ---
                                                                 Principal      Market Percent
Short-Term Securities                                               Amount       Value of Net
                                                                     (000)       (000) Assets
----------------------------------                                     ---         ---    ---
Corporate Short-Term Notes - 4.95%
Hewlett-Packard Co. 5.33%-5.42% due 9/23-10/25/96                  104,757     103,682    .72
International Lease Finance Corp. 5.27%-5.47%
 due 8/14-10/8/96                                                   90,600      90,107    .62
Walt Disney Co. 5.26%-5.32% due 8/16-9/18/96                        70,400      70,043    .48
Lucent Technologies Inc. 5.28%-5.38% due 8/2-8/28/96                52,500      52,368    .36
Weyerhaeuser Co. 5.27%-5.38% due 8/14-9/17/96                       50,000      49,727    .34
American Express Credit Corp. 5.29%-5.33%
 due 8/1-9/16/96                                                    43,400      43,257    .30
Ameritech Corp. 5.26%-5.36% due 8/13-8/29/96 (1)                    43,400      43,248    .30
National Rural Utilities Cooperative Finance Corp.
 5.35%-5.39% due 8/23-10/02/96                                      40,000      39,801    .28
J.C. Penney Funding Corp. 5.34%-5.40% due 8/29-10/11/96             39,300      38,966    .27
E.I. du Pont de Nemours and Co. 5.27% due 8/7/96 (1)                30,000      29,969
E.I. du Pont de Nemours and Co. 5.35% due 9/4/96                     5,000       4,974    .24
CIT Group Holdings, Inc. 5.31%-5.35% due 8/1-9/19/96                32,500      32,355    .22
Beneficial Corp. 5.35% due 8/15/96                                  30,000      29,933    .21
A.I. Credit Corp. 5.27% due 8/12/96                                 20,000      19,964    .14
BellSouth Telecommunications, Inc. 5.34% due 8/13/96                14,900      14,871    .10
AT&T Corp. 5.27%-5.35% due 8/6-8/26/96                              13,700      13,671    .09
American Brands, Inc. 5.47% due 10/1/96                             10,000       9,906    .07
Eli Lilly and Co. 5.42% due 10/7/96                                  9,900       9,798    .07
Xerox Corp. 5.36% due 10/11/96                                       8,600       8,507    .06
Southwestern Bell Telephone Co. 5.40% due 10/15/96                   7,500       7,414    .05
Monsanto Co. 5.38% due 9/20/96                                       4,200       4,168    .03
                                                                              --------  -----
                                                                               716,729   4.95
                                                                              --------  -----


Certificates of Deposit - 0.21%
Mellon Bank Corp. 5.35% due 8/6/96                                  30,000      30,000    .21
                                                                              --------  -----


Federal Agency Short-Term Obligations - 0.51%
Federal National Mortgage Assn.
 5.21%-5.35% due 8/8-10/30/96                                       44,550      44,262    .31
Federal Home Loan Mortgage Corp. 5.21% due 8/16/96                  23,000      22,946    .16
Federal Home Loan Bank 5.35% due 10/28/96                            6,500       6,414    .04
                                                                              --------  -----
                                                                                73,622    .51
                                                                              --------  -----

TOTAL SHORT-TERM SECURITIES (cost: $820,392,000)                               820,351   5.67
                                                                              --------  -----
TOTAL INVESTMENT SECURITIES (cost: $12,944,090,000)                         14,350,211  99.25

Excess of cash and receivables over payables                                   108,953    .75
                                                                              --------  -----
NET ASSETS                                                                 $14,459,164 100.00%
                                                                              ========  =====

(1)  Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(2) The fund owns 5.18% and 5.85% of the outstanding voting securities of Ohio Casualty and English China Clays, respectively, which represent investments in an affiliate as defined in the Investment Company Act of 1940.
(3)  Non-income-producing securities.
(4) Valued under procedures established by the Board of Directors.
(5) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(6)  Coupon rates may change periodically.
(7) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.
(8) Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.


See Notes to Financial Statements



The Income Fund of America
Financial Statements
-----------------------------------------          --------- ------------------
Statement of Assets and Liabilities                                (dollars in
July 31, 1996                                                       thousands)
----------------------------------------           --------- ------------------
ASSETS:
Investment securities at market
 (cost: $12,944,090)                                               $14,350,211
Cash                                                                     4,819
Receivables for-
 Sales of investments                               $ 72,536
 Sales of fund's shares                               13,807
 Dividends and accrued interest                      128,072           214,415
                                                   --------- ------------------
                                                                    14,569,445
LIABILITIES:
Payables for-
 Purchases of investments                             63,447
 Repurchases of fund's shares                         37,847
 Management services                                   3,902
 Accrued expenses                                      5,085           110,281
                                                   --------- ------------------
NET ASSETS AT JULY 31, 1996-
 Equivalent to $15.89 per share on
 909,913,014 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,200,000,000 shares)                              $14,459,164
                                                             =================



Statement of Operations                                            (dollars in
for the year ended July 31, 1996                                    thousands)
-----------------------------------------          --------- ------------------
INVESTMENT INCOME:
Income:
 Dividends                                        $  328,343
 Interest                                            524,572        $  852,915
                                                   ---------
Expenses:
 Management services fee                              42,065
 Distribution expenses                                31,409
 Transfer agent fee                                    8,735
 Reports to shareholders                                 879
 Registration statement and
  prospectus                                             426
 Postage, stationery and supplies                      1,701
 Directors' fees                                         149
 Auditing and legal fees                                  58
 Custodian fee                                           312
 Taxes other than federal income tax                       2
 Other expenses                                          120            85,856
                                                   ---------  ----------------
 Net investment income                                                 767,059
                                                             -----------------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
 Net realized gain                                                     630,886
 Net increase in unrealized appreciation on
  investments                                                          276,975
  Net realized gain and unrealized                           -----------------
  appreciation on investments                                          907,861
                                                              ----------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                    $1,674,920
                                                              ================
----------------------------------------                      ----------------
Statement of Changes in Net Assets                                 (dollars in
                                                                    thousands)
-----------------------------------------                    ------------------
                                           Year ended July 31
                                           -----------------
                                                        1996              1995
                                           -----------------  ----------------
OPERATIONS:
Net investment income                            $   767,059       $   680,297
Net realized gain on investments                     630,886            50,302
Net increase in unrealized appreciation
 on investments                                      276,975           994,833
                                                   ---------         ---------
 Net increase in net assets
  resulting from operations                        1,674,920         1,725,432
                                                   ---------         ---------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income                (718,292)         (598,609)
Distributions from net realized
 gain on investments                                (152,790)          (47,119)
                                                   ---------         ---------
 Total dividends and distributions                  (871,082)         (645,728)
                                                   ---------         ---------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 143,040,894 and 118,485,003
 shares, respectively                              2,275,579         1,645,595
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 46,413,197 and 42,687,032
 shares, respectively                                734,433           586,118
Cost of shares repurchased:
 103,371,820 and 112,581,008
 shares, respectively                             (1,644,843)       (1,558,083)
                                                   ---------         ---------
 Net increase in net assets
  resulting from capital share
  transactions                                     1,365,169           673,630
                                                   ---------         ---------
TOTAL INCREASE IN NET ASSETS                       2,169,007         1,753,334

NET ASSETS:
Beginning of year                                 12,290,157        10,536,823
                                                   ---------         ---------
End of year (including undistributed
 net investment income: $159,002
 and $110,419, respectively)                     $14,459,164       $12,290,157
                                                 ===========       ===========




See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last-reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

  Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

  Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $312,000 includes $248,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $1,406,195,000, of which $1,661,133,000 related to appreciated securities and $254,938,000 related to depreciated securities. During the year ended July 31, 1996, the fund realized, on a tax basis, a net capital gain of $631,096,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $12,944,016,000 at July 31, 1996.

3. The fee of $42,065,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.147% of such assets in excess of $13 billion; plus 2.25% of monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1996, distribution expenses under the Plan were $31,409,000. As of July 31, 1996, accrued and unpaid distribution expenses were $4,779,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,735,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,114,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1996, aggregate amounts deferred and earnings thereon were $213,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1996, accumulated undistributed net realized gain on investments was $525,840,000 and additional paid-in capital was $11,458,261,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $5,557,992,000 and $4,871,034,000, respectively, during the year ended July 31, 1996.

  Net realized currency losses on dividends and withholding taxes reclaimable were $26,000 for the year ended July 31, 1996.

  The fund reclassified $184,000 from undistributed net investment income to undistributed net realized gains for the year ended July 31, 1996.


Per-Share Data and Ratios


                                Year ended July 31
                                             1996   1995   1994   1993   1992
                                          ------- ----------------------------
Net Asset Value, Beginning of
 Year                                      $14.92 $13.59 $14.47 $13.94 $12.54
                                          ------- ----------------------------
 Income from Investment
  Operations:
  Net investment income                       .87    .85    .83    .85    .85
  Net realized and unrealized
   gain (loss) on investments                1.11   1.29   (.53)   .74   1.48
                                          ------- ----------------------------
   Total income from
 investment operations                       1.98   2.14    .30   1.59   2.33
                                          ------- ----------------------------
 Less Distributions:
  Dividends from net investment
 income                                      (.83)  (.75)  (.83)  (.84)  (.85)
  Distributions from net
 realized gains                              (.18)  (.06)  (.35)  (.22)  (.08)
                                          ------- ----------------------------
   Total distributions                      (1.01)  (.81) (1.18) (1.06)  (.93)
                                          ------- ----------------------------
Net Asset Value, End of Year               $15.89 $14.92 $13.59 $14.47 $13.94
                                          ======= ============================

Total Return1                               13.46% 16.42%  1.98% 11.88% 19.16%


Ratios/Supplemental Data:
  Net assets, end of year  (in
 millions)                                 $14,459 $12,290 $10,537 $9,045 $5,121
  Ratio of expenses to average
 net assets                                  .62%    .65%   .63%   .62%   .66%
  Ratio of net income to average
 net assets                                 5.56%   6.12%  5.92%  6.05%  6.40%
  Portfolio turnover rate                   37.77% 26.26% 26.42% 29.18% 22.71%




1Calculated without
 deducting a sales charge.
 The maximum sales charge is
 5.75% of the fund's offering
 price.


Independent Auditors' Report
To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc., including the schedule of portfolio investments as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of the Income Fund of America, Inc. as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California

August 30, 1996
Tax Information (unaudited)

  We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
Dividends and Distributions per Share

To Shareholders of Record   Payment Date            From Net Investment Income   From Net Realized Short-Term Gains   From Net

                                                                               Realized  Long-Term Gains

September 22, 1995      September 25, 1995      $0.20           -              -

December 26, 1995       December 27, 1995       0.23            -              $0.18

March 22, 1996          March 25, 1996          0.20            -              -

June 21, 1996           June 24, 1996           0.20            -              -


  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 40% of the dividends paid by the fund from net investment income represent qualifying dividends.

  Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

  Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

  SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

 (a) Included in Prospectus - Part A
    Financial Highlights

    Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report

 (b) Exhibits.
  1. On file (see SEC files nos. 811-1880 and 2-33371)
  2. On file (see SEC files nos. 811-1880 and 2-33371)
  3. None
   4. On file (see SEC files nos. 811-1880 and 2-33371)
   5. On file (see SEC files nos. 811-1880 and 2-33371)
   6. On file (see SEC files nos. 811-1880 and 2-33371)
   7. None
   8. On file (see SEC files nos. 811-1880 and 2-33371)
   9. On file (see SEC files nos. 811-1880 and 2-33371)
  10. Not applicable to this filing
  11. Consent of Independent Auditors
  12. None
  13. None
  14. On file (see SEC files nos. 811-1880 and 2-33371)
  15. On file (see SEC files nos. 811-1880 and 2-33371)
  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22
     (see SEC files nos. 811-66 and 2-10758)
  17. EX-27 Financial Data Schedule

Item 25. Persons Controlled by or under Common Control with Registrant.
 None.

Item 26. Number of Holders of Securities.
                As of October 31, 1996

Title of Class           Number of Record-Holders

Common Stock             580,476

($1.00 Par Value)


Item 27. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

  The Articles of Incorporation state:

  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:

           Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

           Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

 (1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

  (2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

           Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

Item 28. Business and Other Connections of Investment Adviser.

  None.

Item 29. Principal Underwriters.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Capital World Bond Fund, Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

      (B) (1)                      (2)                          (3)



      NAME AND PRINCIPAL           POSITIONS AND OFFICES        POSITIONS AND OFFICES

       BUSINESS ADDRESS                 WITH UNDERWRITER             WITH REGISTRANT



#    David A. Abzug               Assistant Vice President     None



      John A. Agar                 Regional Vice President      None
      1501 N. University Drive
      Little Rock, AR  72207



      Robert B. Aprison            Regional Vice President      None
      2983 Bryn Wood Drive
      Madison, WI  53711



#    Richard Armstrong            Assistant Vice President     None



*    William W. Bagnard           Vice President               None



      Steven L. Barnes             Vice President               None
      8000 Town Line Avenue South
      Suite 204
      Minneapolis, MN  55438



      Michelle A. Bergeron         Regional Vice President      None
      1190 Rockmart Circle
      Kennesaw, GA  30144



      Joseph T. Blair              Vice President               None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard 6421 Aberdeen Road   Regional Vice President      None
      Mission Hills, KS  66208



      Ian B. Bodell                Senior Vice President        None
      3100 West End Ave., Suite 870
      Nashville, TN  37215



      Michael L. Brethower         Vice President               None
      108 Hagen Court
      Georgetown, TX  78628



      C. Alan Brown                Regional Vice President      None
      4619 McPherson Avenue
      St. Louis, MO  63108



*    Daniel C. Brown              Senior Vice President and Director   None



@    J. Peter Burns               Vice President               None



      Brian C. Casey               Regional Vice President      None
      9508 Cable Drive
      Kensington, MD  20895



      Victor C. Cassato            Vice President               None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin        Regional Vice President      None
      111 W. Chicago Avenue
     Suite G3
      Hinsdale, IL 60521



      Denise M. Cassin             Regional Vice President      None
      1425 Vallejo, #203
      San Francisco, CA  94109



*    Larry P. Clemmensen          Treasurer and Director       None



*    Kevin G. Clifford            Senior Vice President        None



      Ruth M. Collier              Vice President               None
      145 West 67th Street, 12K
      New York, NY  10023



      Thomas E. Cournoyer          Vice President               None
      2333 Granada Boulevard
      Coral Gables, FL  33134



      Douglas A. Critchell         Vice President               None
      4116 Woodbine St.
      Chevy Chase, MD  20815



*    Carl D. Cutting              Vice President               None



      Michael A. Dilella           Vice President               None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill              Senior Vice President        None
      3622 E. 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                Regional Vice President      None
      2617 Salisbury Road
      Ann Arbor, MI  48103



      Peter J. Doran               Senior Vice President        None
      1205 Franklin Avenue
      Garden City, NY  11530



*    Michael J. Downer            Secretary                    None



      Robert W. Durbin             Vice President               None
      74 Sunny Lane
      Tiffin, OH  44883



&    Lloyd G. Edwards             Vice President               None



*    Paul H. Fieberg              Senior Vice President        None



      John Fodor                   Regional Vice President      None
      15 Latisquama Road
      Southborough, MA  01722



*    Mark P. Freeman, Jr.         President and Director       None



      Clyde E. Gardner             Vice President               None
      Route 2, Box 3162
      Osage Beach, MO  65065



#    Evelyn K. Glassford          Vice President               None



      Jeffrey J. Greiner           Regional Vice President      None
      5898 Heather Glen Court
      Dublin, OH  43017



*    Paul G. Haaga, Jr.           Director                     None



      David E. Harper              Vice President               None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey             Regional Vice President      None
      6744 Avalon
      Dallas, TX  75214



*    Robert L. Johansen           Vice President and Controller   None



      Michael J. Johnston          Chairman of the Board        None
      630 Fifth Ave., 36th Floor
      New York, NY  10111



*    Victor J. Kriss              Senior Vice President        None
      P.O. Box 274
      Surfside, CA  90743



      Arthur J. Levine             Vice President               None
      12558 Highlands Place
      Fishers, IN  46038



#    Karl A. Lewis                Assistant Vice President     None



      T. Blake Liberty             Regional Vice President      None
      12585-E East Tennessee Circle
      Aurora, CO  80012



*    Susan G. Lindgren            Vice President - Institutional   None
                                  Investment Services Division



      Steve A. Malbasa             Regional Vice President      None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel             Vice President               None
      5241 South Race Street
      Littleton, CO  80121



*    John C. Massar               Senior Vice President        None



*    E. Lee McClennahan           Senior Vice President        None



      Laurie B. McCurdy            Regional Vice President      None
      3500 W. Camino de Urania
      Tucson, AZ 85741



%    John V. McLaughlin           Senior Vice President        None



      Terry W. McNabb              Vice President               None
      2002 Barrett Station Road
      St. Louis, MO  63131



*    R. William Melinat           Vice President - Institutional   None
                                  Investment Services Division



      David R. Murray              Regional Vice President      None
      25701 S.E. 32nd Place
      Issaquah, WA  98027



      Stephen S. Nelson            Vice President               None
      7215 Trevor Road
      Charlotte, NC  28226



*    Barbara G. Nicholich         Assistant Vice President -   None
                                  Institutional Investment
                                  Services Division



      William E. Noe               Regional Vice President      None
      304 River Oaks Road
      Brentwood, TN  37027



      Peter A. Nyhus               Regional Vice President      None
      3084 Wilds Ridge Court
      Prior Lake, MN   55372



      Eric P. Olson                Regional Vice President      None
      62 Park Drive
      Glenview, IL  60025



      Fredric Phillips             Regional Vice President      None
      32 Ridge Avenue
      Newton Center, MA  02159



#    Candance D. Pilgrim          Assistant Vice President     None



      Carl S. Platou               Regional Vice President      None
      4021 96th Avenue, SE
      Mercer Island, WA  98040



*    John O. Post, Jr.            Vice President               None



      Steven J. Reitman            Vice President               None
      212 The Lane
      Hinsdale, IL  60521



      Brian A. Roberts             Regional Vice President      None
      12025 Delmahoy Drive
      Charlotte, NC  28277



      George S. Ross               Vice President               None
      55 Madison Avenue
      Morristown, NJ  07962



*    Julie D. Roth                Vice President               None



*    James F. Rothenberg          Director                     None



      Douglas F. Rowe              Regional Vice President      None
      30309 Oak Tree Drive
      Georgetown, TX  78628



      Christopher Rowey            Regional Vice President      None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist             Vice President               None
      1080 Bay Pointe Crossing
      Alpharetta, GA  30202



      Richard R. Samson            Vice President               None
      4604 Glencoe, Ave., No. 4
      Marina del Rey, CA  90292



      Joe D. Scarpitti             Regional Vice President      None
      31465 St. Andrews
      Westlake, OH 44145



*    R. Michael Shanahan          Director                     None



      David W. Short               Senior Vice President        None
      1000 RIDC Plaza, Suite 212
      Pittsburgh, PA  15238



*    Victor S. Sidhu              Vice President - Institutional   None
                                  Investment Services Division



      William P. Simon, Jr.        Vice President               None
      554 Canterbury Lane
      Berwyn, PA  19312



*    John C. Smith                Assistant Vice President -   None
                                  Institutional Investment
                                  Services Division



*    Mary E. Smith                Assistant Vi ce President -   None
                                  Institutional Investment
                                  Services Division



      Rodney G. Smith              Regional Vice President      None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini       Regional Vice President      None
      855 Markley Woods Way
      Cincinnati, OH  45230



      Daniel S. Spradling          Senior Vice President        None
      #4 West Fourth Avenue, Suite 406
      San Mateo, CA  94402



      Thomas A. Stout              Regional Vice President      None
      2603 Kresson Place
      Bowie, MD  20715



      Craig R. Strauser            Regional Vice President      None
      17040 Summer Place
      Lake Oswego, OR  97035



      Francis N. Strazzeri         Regional Vice President      None
      31641 Saddletree Drive
      Westlake Village, CA  91361



#    James P. Toomey              Assistant Vice President     None



&    Christopher E. Trede         Assistant Vice President     None



      George F. Truesdail          Vice President               None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith         Regional Vice President      None
      606 Glenwood Avenue
      Mill Valley, CA  94941



@    Andrew J. Ward               Vice President               None



*    David M Ward                 Assistant Vice President -   None
                                  Institutional Investment
                                  Services Division



      Thomas E. Warren             Regional Vice President      None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL  34238



*    J. Kelly Webb                Senior Vice President        None



      Gregory J. Weimer            Regional Vice President      None
      125 Surrey Drive
      Canonsburg, PA  15317



#    Timothy W. Weiss             Director                     None



**   N. Dexter Williams           Vice President               None



      Timothy J. Wilson            Regional Vice President      None
      113 Farmview Place
      Venetia, PA  15367



*    Marshall D. Wingo            Senior Vice President        None



*    Robert L. Winston            Senior Vice President and Director   None



      William R. Yost              Regional Vice President      None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet M. Young               Regional Vice President      None
      1616 Vermont
      Houston, TX  77006


____________________________________
* Business Address, 333 South Hope Street, Los Angeles, CA 90071

** Business Address,One Market, Steuart Tower, Suite 1800, San Fracisco, CA
94105

#  Business Address, 135 South State College Blvd., Brea, CA 92821

% Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

& Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240
 (c)  None.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower, Suite 1800, San Fracisco, CA 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.

  None.

Item 32. Undertakings.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.